                                                                     EXHIBIT 4.3

THIS DOCUMENT HAS BEEN REDACTED IN ACCORDANCE WITH RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COMPLETE COPY OF THIS EXHIBIT, WITHOUT OMISSIONS, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. OMISSIONS ARE INDICATED HEREIN WITH [*****].


                           CONTRACT AMENDMENT NO. 4

                                      TO

                            CONTRACT NO. TPO-1-290

                                    BETWEEN

                             TEMPO SATELLITE, INC.

                                      AND

                           SPACE SYSTEMS/LORAL, INC.

                                      FOR

                TEMPO DIRECT BROADCAST SATELLITE SYSTEM (DBSS)

                               TABLE OF CONTENTS

ARTICLE 1.  DEFINITIONS....................................................... 2

ARTICLE 2.  SCOPE OF WORK..................................................... 7
     2.1.   Provision of Services and Materials............................... 7
            2.1.1.The Sub-1 Exhibits.......................................... 7
            2.1.2.The Sub -2 Exhibits......................................... 7
     2.2.   Election of Exhibits.............................................. 8
     2.3.   Launch Agencies................................................... 8

ARTICLE 3.  DELIVERABLE ITEMS AND DELIVERY SCHEDULE........................... 9
     3.1.   Deliverable Items................................................. 9

ARTICLE 4.  PRICE............................................................ 10
     4.1.   Delivery Price................................................... 10
     4.2.   Taxes and Duties................................................. 11

ARTICLE 5.  PAYMENTS......................................................... 12
     5.1.   Payment Plan..................................................... 12
     5.2.   Payment Conditions............................................... 12
     5.3.   Guaranties....................................................... 13
     5.4.   Payment Deferral................................................. 14
     5.5.   Purchaser Financing.............................................. 15

ARTICLE 6.  PURCHASER FURNISHED ITEMS........................................ 15
     6.1.   Facilities for In-Orbit Testing.................................. 15
     6.2.   Satellite Quarterly Reports...................................... 16

ARTICLE 7.  FUNCTIONS NOTE THE RESPONSIBILITY OF PARTIES..................... 17
     7.1.   Radio Frequency Coordination..................................... 17
     7.2.   Interface and Interconnections................................... 17
     7.3.   General.......................................................... 17

ARTICLE 8.  ACCESS TO WORK IN PROGRESS....................................... 17
     8.1.   Work in Progress at Contractor's Plant........................... 17
     8.2.   Work Progress at Subcontractors' Plants.......................... 18
     8.3.   Purchaser's Resident Representatives............................. 18
     8.4.   Competition...................................................... 19
     8.5.   Interference with Operations..................................... 19

ARTICLE 9.  PRE-SHIPMENT INSPECTION.......................................... 19
     9.1.   Time, Place and Notice of Inspection............................. 19

     9.2.   Pre-Shipment Inspection.......................................... 20
     9.3.   Pending Waivers.................................................. 20
     9.4.   Purchaser's Inspection Agents.................................... 20
     9.5.   Inspection Results............................................... 21
     9.6.   Inspection Equipment and Facilities.............................. 21
     9.7.   Warranty Obligations............................................. 22
     9.8.   Repaired or Replaced Items....................................... 22

ARTICLE 10. SATELLITE ACCEPTANCE............................................. 22
     10.1.  Satellite Acceptance Procedure................................... 22
     10.2.  Unqualified Acceptance........................................... 23
     10.3.  Qualified Acceptance............................................. 23
     10.4.  Satellite Replacement............................................ 23

ARTICLE 11. ACCEPTANCE INSPECTION FOR DELIVERABLE ITEMS OTHER
            THAN SATELLITES.................................................. 25
     11.1.  Inspection....................................................... 25
     11.2.  Pending Waivers.................................................. 25
     11.3.  Purchaser's Inspection Agents.................................... 26
     11.4.  Acceptance Inspection Results.................................... 26
     11.5.  Acceptance Inspection; Equipment and Facilities.................. 26
     11.6.  Warranty Obligations............................................. 27

ARTICLE 12. SHIPMENT, DELIVERY, TITLE, RISK OF LOSS AND CIP.................. 27
     12.1.  Satellites....................................................... 27
     12.2.  Deliverable Items Other than Satellites.......................... 27
     12.3.  Carriage and Insurance Paid...................................... 28
     12.4.  Transfer to Third Parties........................................ 28

ARTICLE 13. ORBITAL PERFORMANCE INCENTIVES................................... 28
     13.1.  General.......................................................... 28
     13.2.  Advance Payment; Unqualified Acceptance.......................... 29
     13.3.  Advance Payment; Qualified Acceptance............................ 29
     13.4.  Daily Rate of Orbital Performance Incentives..................... 30
     13.5.  On-Board Redundancy.............................................. 31
     13.6.  Orbital Storage.................................................. 31
     13.7.  Temporary Outages................................................ 31
     13.8.  Purchaser's Change to Inclined Orbit Operation................... 32
     13.9.  Satellite Failure After IOT...................................... 32
     13.10. Payments......................................................... 33
     13.11. Negligent Operation of the Satellite............................. 33
     13.12. Access to In-Orbit Data and Measurements......................... 34

ARTICLE 14. WARRANTY PAYBACK................................................. 34
     14.1.  Warranty Payback Payments........................................ 34
     14.2.  Parental Guaranty................................................ 34

ARTICLE 15. WARRANTY......................................................... 35
     15.1.  Terms and Period of Warranty..................................... 35
     15.2.  Repair or Replacement............................................ 36

ARTICLE 16. FORCE MAJEURE.................................................... 37

ARTICLE 17. PURCHASER DELAY OF WORK.......................................... 39

ARTICLE 18. PATENT INDEMNITY................................................. 39
     18.1.  Indemnification.................................................. 39
     18.2.  Infringing Equipment............................................. 40
     18.3.  Combinations and Modifications................................... 40

ARTICLE 19. INDEMNITY -- PERSONAL INJURY/PROPERTY DAMAGE..................... 41
     19.1.  Contractor's Indemnification of Purchaser........................ 41
     19.2.  Purchaser's Indemnification of Contractor........................ 41

ARTICLE 20. TERMINATION FOR CONVENIENCE...................................... 42
     20.1.  Reimbursement of Contractor...................................... 42
     20.2.  Partial Termination.............................................. 43
     20.3.  Title Transfer................................................... 43
     20.4.  Termination Liability............................................ 44

ARTICLE 21. PENALTIES FOR LATE DELIVERY OF SATELLITE......................... 44
     21.1.  Reimbursement for Satellite Delivery Delay....................... 44
     21.2.  Invoice for Reimbursement........................................ 45
     21.3.  Exclusive Damages................................................ 46

ARTICLE 22.DEFAULT........................................................... 46
     22.1.  Failure to Perform by Contractor................................. 46
     22.2.  Termination Liability............................................ 46
     22.3.  Payment for Incomplete Items..................................... 47
     22.4.  Special Termination.............................................. 47
     22.5...Contractor Termination........................................... 48

ARTICLE 23. DAMAGES.......................................................... 49
     23.1.  Qualified Acceptance............................................. 49
     23.2.  Calculation of Damages........................................... 49

ARTICLE 24. ARBITRATION...................................................... 49

ARTICLE 25. CORRECTIVE MEASURES IN UNLAUNCHED SATELLITES..................... 50

ARTICLE 26. RISK INSURANCE................................................... 50
     26.1.  Insurance........................................................ 50
     26.2.  Risk Insurance Aspects........................................... 51
     26.3.  Third Party Indemnity Insurance.................................. 51

ARTICLE 27. INTER-PARTY WAIVER OF THIRD PARTY LIABILITY...................... 51

ARTICLE 28. ADDITIONAL SATELLITES OPTION..................................... 52
     28.1.  Additional Satellites............................................ 52
     28.2.  Option Prices.................................................... 52
     28.3.  Escalation....................................................... 54
     28.4.  Payment Plan..................................................... 54
     28.5.  Terms and Conditions............................................. 55

ARTICLE 29. GROUND STATION EQUIPMENT OPTION.................................. 55
     29.1.  Ground Station Equipment......................................... 55
     29.2.  Ground Station Equipment not Provided by Contractor.............. 55
     29.3.  Options for Selected Ground Station Equipment.................... 56
     29.4.  Terms and Conditions............................................. 57

ARTICLE 30. SATELLITE LONG LEAD PARTS OPTION................................. 57
     30.1.  Satellite Long Lead Parts........................................ 57
     30.2.  Spare Parts...................................................... 58
     30.3.  Credit........................................................... 58

ARTICLE 31. GROUND STORAGE OPTION............................................ 58
     31.1.  Notification..................................................... 58
     31.2.  Storage Location................................................. 59
     31.3.  Storage Prices................................................... 59
     31.4.  Payments......................................................... 59
     31.5.  Title and Risk of Loss........................................... 60
     31.6.  Notification of Intention to Launch a Previously Stored
             Satellite....................................................... 60
     31.7.  Orbital Performance Incentives................................... 60
     31.8.  Storage Period................................................... 61
     31.9.  Stored Satellite Refurbishment................................... 61
     31.10. Terms and Conditions............................................. 61

ARTICLE 32. STOP-WORK ORDER.................................................. 62
     32.1.  Stop-Work Order.................................................. 62

     32.2.  Resumption of Work............................................... 62
     32.3.  Stop Work Order Claims........................................... 63

ARTICLE 33. TERMINATION IN THE EVENT OF TWO SUCCESSIVE SATELLITE
            FAILURES (OPTION)................................................ 63
     33.1.  Notice of Option................................................. 63
     33.2.  Termination...................................................... 63
     33.3.  Rebate of Payments............................................... 64
     33.4.  Non-Election..................................................... 64
     33.5.  Sole Remedy...................................................... 64

ARTICLE 34. LAUNCH VEHICLE COST SHARING OPTION............................... 65
     34.1.  Launch on a PROTON Launch Vehicle................................ 65
     34.2.  Calculation of Price Reduction................................... 65

ARTICLE 35. OPTION FOR ALTERNATE ORBITAL LOCATIONS........................... 66
     35.1.  Alternate Delivery Location...................................... 66
     35.2.  Option........................................................... 66
     35.3.  Option Price..................................................... 66
     35.4.  Payment Plan..................................................... 67
     35.5.  Terms and Conditions............................................. 67

ARTICLE 36. SATELLITE SIMULATOR OPTION....................................... 67
     36.1.  Satellite Simulator and Training................................. 67
     36.2.  Price............................................................ 68
     36.3.  Terms and Conditions............................................. 68

ARTICLE 37. DISCLOSURE AND HANDLING OF PROPRIETARY INFORMATION............... 68

ARTICLE 38. RIGHTS IN DATA................................................... 69
     38.1.  Deliverable Data................................................. 69
     38.2.  Other Data....................................................... 69
     38.3.  No Additional Obligation......................................... 70

ARTICLE 39. AUTHORITY OF PURCHASER REPRESENTATIVE............................ 70

ARTICLE 40. PUBLIC RELEASE OF INFORMATION.................................... 71

ARTICLE 41. NOTICES.......................................................... 71
     41.1.  Written Notification............................................. 71
     41.2.  Change of Address................................................ 72

ARTICLE 42. ORDER OF PRECEDENCE.............................................. 72

ARTICLE 43. GENERAL...........................................                73
     43.1.  Limitation of Liability...........................                73
     43.2.  Binding Effect; Assignment........................                74
     43.3.  Severability......................................                75
     43.4.  Waiver............................................                75
     43.5.  Intentionally Omitted.............................                76
     43.6.  Gender; Captions..................................                76
     43.7.  Relationships of the Parties......................                76
     43.8.  Amendment.........................................                76
     43.9.  Entire Agreement..................................                77
     43.10. Standard of Conduct...............................                77
     43.11. Construction......................................                77
     43.12. "Including".......................................                77
     43.13. Counterparts......................................                78
     43.14. Applicable Law....................................                78
     43.15. Survival..........................................                78

ARTICLE 44. ATTACHMENTS.......................................                78

                          Contract Amendment Number 4

                                      for

                       TEMPO DIRECT BROADCAST SATELLITES


PREAMBLE

            The Parties have determined that it is in the best interest of the Program to proceed on the basis of delivery two Satellites in-orbit inclusive of launch services, mission operation support through in-orbit testing, training, documentation, and other options and services for the TEMPO Direct Broadcast Satellite System, and such a change in requirements has significantly altered the terms of the original contract. Therefore, the purpose of this Contract Amendment Number 4 is to amend and restate in their entirety the terms and conditions of Contract Number TPO-1-290.

            This Contract is entered into as of the 22nd day of February, 1990 (the "Effective Date of Contract") between TEMPO Satellite, Inc., a corporation organized and existing under the laws of the State of Oklahoma, having an office and place of business at 5619 DTC Parkway, Englewood, Colorado 80237 (hereinafter referred to as the "Purchaser") and Space Systems/Loral, Inc., a corporation organized and existing under the laws of the State of Delaware, having an office and place of business at 3825 Fabian Way, Palo Alto, California 94303 (hereinafter referred to as the "Contractor").

WITNESSETH
----------

            WHEREAS, Purchaser desires to procure Satellites, associated ground equipment and certain services from Contractor for use on the TEMPO Direct Broadcast Satellite System, and

            WHEREAS, Contractor is willing to furnish such Satellites, associated ground equipment and certain services as stated herein in consideration of the price and other terms and conditions of this Contract.

            NOW, THEREFORE, the Parties hereto agree as follows:

ARTICLE 1.  DEFINITIONS
            -----------

            The following terms shall have the meanings assigned to them in this
Contract:

     1.1. "Acceptance" with respect to any Deliverable Item other than Satellites shall be as defined in Article 11 hereof. "Acceptance" with respect to Satellites shall be defined in Section 10.2 and 10.3 hereof.

     1.2.   "BLS" means the Bureau of Labor Statistics.

     1.3.   "CIP" shall have the meaning set forth in Section 12.3 hereof.

     1.4. "Contract" means this amended, restated and executed Contract, its Exhibits and its Attachments, plus any amendments thereto, to which the Parties agree in writing.

     1.5.   "Contractor" means Space Systems/Loral, Inc.

     1.6.   "Deferral" shall have the meaning set forth in Section 5.4 hereof.

     1.7. "Deliverable Data" shall have the meaning set forth in Exhibit A hereto.

     1.8. "Deliverable Items" shall have the meaning set forth in Section 3.1 hereof.

     1.9. "Delivery" for Deliverable Items other than Satellites shall occur upon Acceptance as confirmed in writing by Purchaser as described in
            Section 12.2 hereof. "Delivery" for Satellites shall be as defined in Section 12.1 hereof.

     1.10.  "Effective Date of Contract" means February 22, 1990.

     1.11. "Effective Date of Grant" means May 1, 1992, the date on which the FCC awarded a construction permit to Purchaser.

     1.12.  "Execution Date" means July 19, 1993.

     1.13. "FCC" means the Federal Communications Commission or any successor agency or governmental authority.

     1.14. "Firm Fixed Price" shall have the meaning set forth in Section 4.1 hereof.

     1.15. "Force Majeure" shall have the meaning set forth in Article 16 hereof.

     1.16. "Ground Station Equipment" means the satellite control facilities equipment described in Section 29.1 hereof.

     1.17. "Ground Storage" of a Satellite means a condition where the Satellite or its component parts are secured in a controlled environment for preservation on the ground.

     1.18. "In-Orbit Testing" or "IOT" means the testing of a Satellite after Launch as more fully described in the Program Test Plan.

     1.19.  "Item" means a unit of the deliverable hardware.

     1.20. "Launch" of a Satellite means the launch as defined in the applicable Launch Services Agreement.

     1.21. "Launch Agency" means three stage expendable launch vehicle providers which are responsible for the Launch Sites and conducting the Launch of the Satellites on behalf of Contractor.

     1.22. "Launch Services Agreement" means the contract between Contractor and a Launch Agency which provides for Launch of Satellites.

     1.23. "Launch Site" means the launch site at Eastern Missile and Space Center (EMSC), Cape Canaveral, Florida, or the ARIANE Launch Facility, Kourou, French Guiana, or such other launch site selected by Contractor, which will be used by a Launch Agency for purposes of launching a Satellite.

     1.24. "Launch Support" means those services provided by Contractor, pursuant to Exhibit A, the Statement of Work hereto, in support of a Launch by a Launch Agency.

     1.25. "Launch Vehicle" means an Atlas or ARIANE expendable launch vehicle or such other launch vehicle selected by Purchaser.

     1.26. "Mission Operations Support Services" means the services performed by Contractor including orbit raising of the Satellite and In-Orbit Testing of the Satellite.

     1.27. "Non-Disclosure Agreement" means the non-disclosure agreement in the form of Attachment B hereto.

     1.28. "Orbital Incentive Performance Period" means the 4380 consecutive days commencing on the day following the completion of Acceptance and Delivery of a Satellite.

     1.29. "Orbital Performance Incentives" means monies that may be earned by Contractor based on performance of each Satellite on-orbit, as may be adjusted pursuant to Section 13.3 hereof. For Satellite No. 1 and Satellite No. 2 (or their replacements), the Orbital Performance Incentives are designated in the Payment Plan as milestone M-63 and milestone M-66.

     1.30. "Orbital Storage" means any period of time of intentional non-use by Purchaser of a Satellite that has been Launched and is capable of performing in accordance with the Performance Specification.

     1.31. "Party" or "Parties" means Purchaser and/or Contractor who are the principals to this Contract.

     1.32. "Payment Plan" means, within the context of the Article using the term, the applicable payment plan attached hereto as Attachment A.

     1.33. "Performance Specification" means the performance specification attached hereto as Exhibit B.

     1.34. "Primary Parties" shall have the meaning set forth in Section 18.1 hereof.

     1.35. "Program Test Plan" means the satellite program test plan attached hereto as Exhibit D.

     1.36. "Purchaser" means TEMPO Satellite, Inc., its designee or permitted assignee.

     1.37.  "Resurrected Transponder" shall have the meaning set forth in
            Section 13.3 hereof.

     1.38. "Satellite" means a communications satellite which is manufactured by Contractor and Delivered to Purchaser pursuant to this Contract.

     1.39. "Satellite Anomaly" shall have the meaning set forth in Section 6.2 hereof.

     1.40. "Satellite Failure" means a Satellite (I) that, at the completion of the In-Orbit Testing, is determined to have a Service Life of fewer than six (6) years or (ii) that, at any point in time, has fewer than fifty percent (50%) of its transponders which meet the criteria of the Performance Specification.

     1.41.  "Satellite Simulator" means the simulator referred to in Article 36.

     1.42.  "Service Life" means the in-orbit useful life of any Satellite.

     1.43. "Statement of Work" means the statement of work attached hereto as Exhibit A.

     1.44. "Sub-1 Exhibits" means those Exhibits listed in Section 2.1.1 hereof. Exhibits A-1, B-1 and C-1 are the same as Exhibits A, B and C previously delivered to Purchaser in connection with this Contract.

     1.45. "Sub-2 Exhibits" means those Exhibits listed in Section 2.1.2 hereof.

     1.46.  "TWTA" means a traveling wave tube amplifier.

     1.47. "Warranty Payback" means the method of repayment by Contractor to Purchaser of the unearned Orbital Performance Incentives pursuant to
            Article 14 hereof.

ARTICLE 2.  SCOPE OF WORK
            -------------

     2.1    Provision of Services and Materials.
            -----------------------------------

            Contractor shall provide the necessary personnel, material, services and facilities, to manufacture, test and deliver on-orbit, two Satellites in accordance with the Performance Specification, Exhibit B to this Contract, to perform the services described in Exhibit A, Statement of Work, to the extent specified in this Contract, and to perform the work required hereunder in accordance with the Exhibits listed below, which are attached hereto and make a part hereof:

            2.1.1.  The Sub-1 Exhibits.
                    ------------------

                    Exhibit A-1, TEMPO Direct Broadcast Satellite System (DBSS), Statement of Work, dated January 12, 1990; Exhibit B-1, TEMPO DBS System Performance Specification, dated January 12, 1990; Exhibit C-1, Product Assurance Program Plan, dated July 1989; and Exhibit D-1, Program Test Plan (deliverable under Exhibit A-1, Annex 2).

            2.1.2.  The Sub -2 Exhibits.
                    -------------------

                    Exhibit A-2, entitled TEMPO Director Broadcast Satellite System (DBSS), Statement of Work and dated June 17, 1993; Exhibit B-2, entitled TEMPO Direct Broadcast Satellite System (DBSS), BSS Satellite Specification and dated June 17, 1993; Exhibit C-2, entitled TEMPO Direct Broadcast Satellite System (DBSS), BSS Product Assurance Plan and dated June 17, 1993; and

                    Exhibit D-2, entitled TEMPO Direct Broadcast Satellite System (DBSS), BSS Satellite Program Test Plan and dated June 17, 1993.

     2.2.   Election of Exhibits.
            --------------------

            Contractor shall perform its obligations under this Contract in accordance with the Sub-1 Exhibits until such time as Purchaser directs Contractor in writing to perform its obligations in accordance with the Sub-2 Exhibits. Purchaser shall not direct Contractor to proceed under the Sub-2 Exhibits until Purchaser has received any necessary authority from the FCC to have constructed satellites having the specifications set forth in Exhibit B-2. Until such time as Purchaser notifies Contractor to perform its obligations in accordance with the Sub-2 Exhibits, all references to Exhibits in this Contract shall be deemed to be references to the Sub-1 Exhibits, and after Purchaser has notified Contractor to perform its obligations in accordance with the Sub-2 Exhibits, all references to Exhibits in this Contract shall be deemed to be references to the Sub-2 Exhibits.

     2.3.   Launch Agencies.
            ---------------

            Contractor and Purchaser recognize the critical need of Purchaser to have at least one Satellite purchased under this Contract operational by October 1996 and that the availability of reliable Launch Vehicles is essential to timely Delivery. Therefore, Contractor shall have the right to choose which Launch Agency launches Satellites No. 1 and No. 2; provided, however, that subject to the provisions of Article 34 hereof, one Satellite must be launched using an [*****]

            Launch Vehicle and the other Satellite must be launched using [*****] Launch Vehicle, unless the Parties otherwise mutually agree.

ARTICLE 3.  DELIVERABLE ITEMS AND DELIVERY SCHEDULE
            ---------------------------------------

     3.1.   Deliverable Items.
            -----------------

            The equipment, services and documentation to be delivered and the corresponding delivery schedule under this Contract are as follows (collectively, the "Deliverable Items"):

Item Description                 Delivery Schedule                     Delivery Location
---------------------------------------------------------------------------------------------
1.   Satellite No. 1              [*****]                                 [*****]

2.   Satellite No. 2              [*****]                                 [*****]

3.   Two-Channel                  [*****]                                 TBD
     Transponder Simulator

4.   Technical Training of        [*****]                                 TBD
     operational staff
     designated by Purchaser

5.   Technical Data and           [*****]                                 TBD
     Documentation

6.   Satellite Simulator          [*****]                                 TBD

7.   Additional Satellites        [*****]                                 TBD

8.   Ground Station               [*****]                                 TBD
     Equipment

9.   Satellite Long Lead Parts    [*****]                                 TBD

10.  Ground Storage               [*****]                                 TBD

ARTICLE 4.  PRICE
            -----

     4.1.   Delivery Price.
            --------------

            The Firm Fixed Price to be paid by Purchaser to Contractor for the Deliverable Items 1 through 4, set forth in Section 3.1 hereof for the scope of work detailed in Exhibit A, Statement of Work, is [*****]. The prices for those Deliverable Items subject to an option under this Contract are described in the particular Articles which set forth those options. The Parties hereby acknowledge that Purchaser has paid, and Contractor has received, the amount of [*****] in consideration for the study phase of the TEMPO Direct Broadcast Satellite System. Contractor hereby waives all rights to the payment in the amount of [*****] payable by Purchaser to Contractor pursuant to Amendment No. 3 of this Contract which amendment has been superseded in its entirety. It is further agreed that the Firm Fixed Price includes [*****] for two flight TWTAs to be used in the Two-Channel Transponder Simulator, and Contractor shall use reasonable efforts to obtain these TWTAs at a lower cost, the difference being rebated to Purchaser in the form of a credit against the Firm Fixed Price. The itemization of the Firm Fixed Price is as follows:

                          Item Description                                      Amount
-------------------------------------------------------------------------------------------
1.   Satellite No. 1                                                            [*****]
     ---------------

     (as described in Section 2.3.1 of Exhibit A)

     (Item price includes all design, manufacturing, tests, documentation, Orbital Performance Incentives, Launch and placement into assigned orbital location, Launch Vehicles, Launch Support, Mission Operation Support Services, In-Orbit
     Testing, all costs of shipment and transportation and launch risk insurance.)

2.   Satellite No. 2                                                            [*****]
     ---------------

     (as described in Section 2.3.1 of Exhibit A)

     (Item price includes all design, manufacturing, tests, documentation, Orbital Performance Incentives, Launch and placement into assigned orbital location, Launch Vehicles, Launch Support, Mission Operation Support Services, In-Orbit
     Testing, all costs of shipment and transportation and launch risk insurance.)

3.   Two-Channel Transponder Simulator                                          [*****]
     ---------------------------------

     (as described in Section 2.7 of Exhibit A)

4.   Technical Training of Operational Staff                                    [*****]
     ---------------------------------------

     (as described in Section 2.3.5 of Exhibit A)

     4.2.   Taxes and Duties.  Tariffs, duties, taxes, or other charges levied
            ----------------
            by any taxing authority on the goods, equipment, materials or effort covered by this Contract shall be paid by Contractor.

ARTICLE 5.  PAYMENTS
            --------

     5.1.   Payment Plan.
            ------------

            Payments by Purchaser to Contractor of the Firm Fixed Prices set forth in Article 4 hereof shall be in accordance with the Payment Plan set forth in Attachment A hereto. In the event that Purchaser exercises any of the options under this Contract, Purchaser shall make payments for such options in accordance with the Payment Plan(s) which are subsets under Attachment A hereto.

     5.2.   Payment Conditions.
            ------------------

            All payments due from Purchaser in particular months pursuant to Attachment A hereto shall be due on the twenty-fifth (25th) day of the payment month indicated in Attachment A hereto. Contractor shall submit an invoice for the applicable amount thirty (30) days prior to the due date. All payments due Purchaser upon the completion of a milestone described in Attachment A shall be due twenty-five (25) days after submission of an invoice by Contractor, including all necessary documentation evidencing that the milestone has been met. In the event that Purchaser does not make payment by the due date, Purchaser shall pay Contractor interest at the rate of LIBOR + 2% (30 day rate) per annum on the unpaid balance until such time as payment is made by Purchaser. All payments to Contractor from Purchaser shall be in United States Dollars and shall be made by electronic funds transfer to the following account or other such accounts as Contractor may specify from time to time in written notices to Purchaser:

[*****]

     5.3.   Guaranties.
            ----------

            On the Execution Date, Purchaser shall provide to Contractor written guaranties substantially in the form of Attachment D hereto from entities specified in Attachment D, and a letter of credit on behalf of [*****]., which guaranty the payment of any amounts due to Contractor pursuant to this Article 5 in the proportionate amounts set forth in Attachment D. The guaranties and letter of credit, and any and all obligations of any guarantor [*****] hereunder, shall terminate, without further action by guarantor, [*****] or any other party, upon (i) the date that the agreement between Contractor and Purchaser pertaining to the purchase and sale of satellites, ground equipment or services for a fixed satellite service system (Contract No. TPO-1-693, dated July 19, 1993) becomes effective pursuant to Section 1.2 thereof; (ii) any transfer of work in progress under this Contract to a fixed satellite system at the direction of Purchaser; or (iii) termination of the Deferral (as that term is defined in Section 5.4 hereof) by reason of [*****] obtaining construction financing to fund the payments due to Contractor under this Contract as and when such payments become due, provided, however, that if such construction financing is obtained in an amount less than the Firm Fixed Price, the guaranties shall not terminate, but the amount for which each of the guarantors [*****] is obligated under its respective guaranty (and the letter of credit) shall be reduced to its respective proportionate amount (as set forth in each guaranty and the letter of credit) of the total amount by which the

            Firm Fixed Price exceeds the total amount of the construction financing. Except for amounts deferred under Section 5.4 hereof, in the event that an invoice duly submitted by Contractor in accordance with the Payment Plan has gone unpaid for a period of thirty (30) days, Contractor shall have the right to require the guarantors of Purchaser's obligation (and Newchannels Corp.) to pay the amount outstanding pursuant to the terms of their respective guaranties (and the letter of credit). In the event that the amount of be paid to Contractor is in dispute and the issue has been referred to arbitration, Contractor shall not be permitted to invoke the guaranties (and the letter of credit) as to the sum in dispute until a judgment has been rendered by the arbitrator requiring Purchaser to pay a certain amount to Contractor, which amount shall be tendered to Contractor inclusive of interest at the rate of LIBOR + 2% (30 day rate) per annum as provided in Section 5.2 hereof.

     5.4.   Payment Deferral.
            ----------------

            In recognition of Purchaser's intention to obtain construction project financing, Contractor shall defer the progress and milestone payments specified in this Article 5 and Attachment A (the "Deferral"). The Deferral shall apply to all payments for a period of up to ninety (90) days after the Execution Date. Deferred payments shall accrue interest at the rate of LIBOR + 2% (30 day rate) per annum on the unpaid amounts, and will be subject to guaranty described in Section 5.3 hereof. The Parties acknowledge that it may take longer than ninety (90) days to put in place the construction financing for this project. In the event that it is necessary to extend the Deferral, the Parties will cooperate in developing a mutually agreeable approach for the extension.

     5.5.   Purchaser Financing.  It is the Purchaser's intention to obtain
            -------------------
            construction financing for the project which is the subject of this Contract. Contractor acknowledges that in the process of obtaining such financing and/or as a continuing condition of such financing, Purchaser may be required to comply with certain requests or requirements of the potential or actual lenders, including supplying information related to this Contract. Contractor covenants that it will provide Purchaser or its potential lenders with such information, documentation and assistance as the Purchaser may reasonably request, and will otherwise cooperate with Purchaser in any reasonable manner requested by Purchaser or its potential or actual lender for the purpose of obtaining construction financing, including any commercially reasonable amendments to this Contract that may be reasonably requested by such lender which do not result in financial detriment to Contractor.

ARTICLE 6.  PURCHASER FURNISHED ITEMS
            -------------------------

     6.1.   Facilities for In-Orbit Testing.
            -------------------------------

            Purchaser shall make available to Contractor the use of Purchaser's designated satellite control facilities and access to the communications uplink facility for the purposes of In-Orbit Testing of the Satellite(s). The radio frequency equipment to be supplied by Purchaser at the communications uplink facility is identified in Attachment F to this Contract. Such equipment is to be available for Contractor's use sixty (60) days prior to Launch. Purchaser and Contractor will conduct a radio frequency equipment meeting one hundred and eighty days (180) days prior to Launch to confirm the availability of such equipment.

     6.2.   Satellite Quarterly Reports.
            ---------------------------

            Purchaser shall provide to Contractor, no less frequently than quarterly during the Service Life of the Satellites, an informal letter report which shall describe the general health and operating status of the Satellite(s) and specifically identify any defined Satellite Anomalies. For the purpose of this Article 6, a Satellite Anomaly means any on-orbit occurrence that was not anticipated in the Satellite Orbital Operation Handbook delivered to Purchaser pursuant to Annex 2 of Exhibit A. At Purchaser's request, Contractor shall investigate any Satellite Anomaly and use its best efforts to correct such Satellite Anomaly. Purchaser shall provide and/or give access to any data Contractor may require for investigation and/or correction of any Satellite Anomaly. Further, Purchaser shall grant reasonable access to ground stations and the Satellite as Contractor might require for investigation and/or correction of any Satellite Anomaly.

ARTICLE 7.  FUNCTIONS NOTE THE RESPONSIBILITY OF PARTIES
            --------------------------------------------

     7.1.   Radio Frequency Coordination.
            ----------------------------

            Contractor is not responsible for radio frequencies coordination, or the preparation of filings for International Telecommunications Union/International Frequency Registration Board (ITU/IFRB) registration or FCC requirements; provided, however, that Contractor shall render assistance to Purchaser and its designees as may be reasonably requested in connection with their filings with the FCC or other governmental agencies.

     7.2.   Interface and Interconnections.
            ------------------------------

            Contractor shall not be responsible for any interface and interconnections of the Satellites, including but not limited to connecting terrestrial facilities, voice and teletype switches.

     7.3.   General.
            -------

            Neither Party shall be responsible for any undertakings not expressly and specifically set forth in this Contract as being the assigned responsibility of such Party.

ARTICLE 8.  ACCESS TO WORK IN PROGRESS
            --------------------------

     8.1.   Work in Progress at Contractor's Plant.
            --------------------------------------

            For the purpose of observing the quality and progress of Contractor's performance of work, a limited number of Purchaser's personnel and consultants shall be allowed to observe work being performed at the system level and above for the Satellites and other Deliverable Items at Contractor's plant. Such observation shall occur during normal working hours and during other hours that are reasonable under the circumstances. For purposes of scheduling meetings and program reviews between Purchaser's and Contractor's personnel, Purchaser shall coordinate with Contractor reasonably in advance of such meetings or program reviews.

8.2. Work Progress at Subcontractors' Plants.
     ---------------------------------------

            To the extent permitted by Contractor's major subcontractors (for the purpose of this Article 8, subcontractors supplying services or goods valued in excess of [*****] in connection with any Satellite), Contractor shall allow Purchaser's personnel and consultants access to work being performed pursuant to this Contract in subcontractors' plants in connection with any Satellite for the purpose of observing the quality and progress of subcontractor's performance of work, subject to the right of Contractor to accompany Purchaser on any visit to a subcontractor's plant. Contractor will use its best efforts in subcontracting to obtain permission for such access to subcontractors' facilities as described in this Section 8.2.

     8.3.   Purchaser's Resident Representatives.
            ------------------------------------

            For the purpose of monitoring the progress of this Contract, Contractor shall provide office facilities for a limited number of resident Purchaser's personnel (or its consultants) during the course of this Contract, and for the period covered by the exercise of any option for additional Satellites provided pursuant to Article 28 hereof. The office facilities to be provided shall include without limitation a reasonable about of office space, office furniture, regular parking facilities, local telephone service, access to copy machines and access to facsimile machines.

     8.4.   Competition.
            -----------

            Purchaser's consultants shall not be selected from companies or entities which are in direct competition with Contractor to produce items such as those being manufactured hereunder. Purchaser shall formally advise Contractor of the names, title/function, business relationship and employer of its intended consultants and arrange for these consultants to execute a confidentiality agreement directly with Contractor substantially the same as the Non-disclosure Agreement attached hereto as Attachment B.

     8.5.   Interference with Operations.
            ----------------------------

            Purchaser shall exercise its rights to access work in progress under this Article 8 so that it does not unreasonably interfere with Contractor's normal business operations or Contractor's performance of its obligations under this Contract.

ARTICLE 9.  PRE-SHIPMENT INSPECTION
            -----------------------

     9.1.   Time, Place and Notice of Inspection.
            ------------------------------------

            With respect to Satellite(s), the pre-shipment inspection shall take place at a date and time mutually agreeable to the Parties, but for Satellite No. 1, not later than one (1) month prior to shipment. With respect to all other Deliverable Items, Contractor shall notify Purchaser in writing at least thirty (30) days prior to the date when the Deliverable Item covered thereby will become ready for inspection, and the schedule for inspection times and locations shall be determined by mutual agreement of the Parties to ascertain whether the Deliverable Item conforms to the Performance Specification.

     9.2.   Pre-Shipment Inspection.
            -----------------------

            The purpose of the pre-shipment inspection is to determine through ground tests and analyses whether the completed Deliverable Item(s) conform to the standards and requirements of the Performance Specification. The pre-shipment inspection shall be performed in accordance with the procedures described in Section 2.2.4 of Exhibit A.

     9.3.   Pending Waivers.
            ---------------

            Waivers for deviations from the Performance Specification for Deliverable Items shall be submitted to Purchaser promptly as and when they occur. Any waivers still pending at the time of pre-shipment inspection shall be presented to Purchaser at the commencement of the pre-shipment inspection. The Parties shall negotiate mutually agreeable consideration for approval of any waivers. Shipment of Satellites is contingent upon all waivers being approved by Purchaser, and the Performance Specification, as modified by any waivers approved by Purchaser, shall constitute the performance baseline of the applicable Satellite for purposes of Acceptance and the determination of damages and Orbital Performance Incentives.

     9.4.   Purchaser's Inspection Agents.
            -----------------------------

            Purchaser may, upon giving prior notice to Contractor, cause any agent(s) designated by Purchaser to conduct such pre-shipment inspection in whole or in part; provided, however, that such agent(s) will not be selected from companies or entities which are in direct competition with Contractor to produce items such as those being manufactured hereunder. Purchaser shall formally advise Contractor of the names, title/function, business relationship and employers of its intended agents and arrange for these agents to execute a confidentiality agreement directly with Contractor substantially the same as the Non-disclosure Agreement attached hereto as Attachment B.

     9.5.   Inspection Results.
            ------------------

            Upon completion of pre-shipment inspection, Purchaser shall promptly notify Contractor of the results thereof in writing. In the event Contractor receives a notice of rejection from Purchaser for any Deliverable Items, Contractor shall, if it is directed to do so by Purchaser, correct or repair the Deliverable Item and submit it for reinspection by Purchaser after having corrected and/or repaired all defects.

     9.6.   Inspection Equipment and Facilities.
            -----------------------------------

            Contractor shall make available to Purchaser or its agents such equipment and facilities as Purchaser may require to conduct any pre-shipment inspections. All expenses in connection with such assistance, as well as transportation to and from the inspection site, any and all losses resulting from any deterioration, wear and tear, and damage in the process of any pre-shipment inspection, and any other expenses and losses incurred due to implementation of such pre-shipment inspections shall be borne by Contractor, except for such expenses and losses that may be incurred due to any willful or negligent act by Purchaser. All expenses that may be required for Purchaser to dispatch its personnel for pre-shipment inspections, including travel and living expenses, shall be borne by Purchaser.

     9.7.   Warranty Obligations.
            --------------------

            In no event shall Contractor be released from any of its warranty obligations as set forth in Article 15 hereof as a result of any Deliverable Item having successfully passed the pre-shipment inspection set forth in this Article 9.

     9.8.   Repaired or Replaced Items.
            --------------------------

            The provisions of this Article 9 shall apply to corrected, repaired or replaced items Delivered in place of rejected, damaged, or defective Deliverable Items.

ARTICLE 10. SATELLITE ACCEPTANCE
            --------------------

     10.1.  Satellite Acceptance Procedure.
            ------------------------------

            Following the successful completion of pre-shipment inspection of any Satellite, Contractor shall proceed with the Launch of the Satellite. Thirty (30) days prior to Launch of the Satellite, Contractor shall notify Purchaser of the IOT schedule. Purchaser may observe the IOT at Contractor's site. When IOT has been completed, Contractor shall submit to Purchaser the test results, together with a certification by Contractor that the Satellite meets the Acceptance criteria described in Section 10.2 or 10.3 hereof, or with an explanation of the criteria that the Satellite does not meet. Contractor and Purchaser shall hold an acceptance review (as defined in Exhibit A), and Purchaser shall either accept the Satellite in accordance with Section 10.2 or Section 10.3 hereof if Purchaser is reasonably satisfied with the IOT results and Contractor's certification, or reject the Satellite as a Satellite Failure, in which event the provisions of 10.4 hereof shall apply.

     10.2.  Unqualified Acceptance.
            ----------------------

            Purchaser shall be obligated to accept in writing without qualification a Satellite only if (I) the Satellite has successfully passed the Program Test Plan, (ii) it has been verified at the acceptance review that the Satellite's Service Life will be at least twelve (12) years, (iii) the Satellite satisfies all the requirements specified in the Performance Specification and (iv) all of the transponders on the Satellite perform in accordance with the Performance Specification.

     10.3.  Qualified Acceptance.
            --------------------

            Purchaser shall be obligated to accept in writing a Satellite when it has been verified at the acceptance review that, although it does not fully satisfy the requisite acceptance conditions set forth in
            Section 10.2 hereof, its Service Life will be at least six (6) years and fifty percent (50%) or more of the transponders meet the criteria of the Performance Specification. Purchase may claim damages against Contractor as set forth in Article 23 for any Satellite which it is required to accept pursuant to this Section 10.3.

     10.4.  Satellite Replacement.
            ---------------------

            Contractor is obligated to make four (4) attempts to deliver two (2) Satellites on-orbit that satisfy the criteria of Sections 10.2 and
            10.3 hereof. If there is a Satellite Failure of Satellite No. 1 and Delivery has not yet occurred for such Satellite, or in the event Satellite No. 1 fails to be placed into its assigned orbital location, Contractor shall, at its risk and expense, deliver to Purchaser a replacement Satellite on-orbit no later than [*****] after the date of Satellite Failure. The preceding sentence also applies to Satellite No. 2. If a replacement Satellite launched pursuant to the two (2) immediately preceding sentences is a Satellite Failure prior to Delivery, or if such Satellite fails to be placed into its assigned orbital location, and Contractor has not fulfilled its obligation to make [*****] attempts to deliver [*****] Satellites, Contractor shall, at its risk and expense, deliver to Purchaser another replacement Satellite on-orbit no later than twenty-nine (29) months after the date of the replacement Satellite Failure. Purchaser may, at its option, use Satellite(s) which have not been accepted pursuant to Section 10.2 or 10.3 hereof consistent with the salvage and use measurers available in Contractor's satellite risk insurance policy. Contractor shall review its satellite risk insurance policies with Purchaser prior to execution of the policies and shall use reasonable efforts to maximize the usefulness, for the Purchaser, of the salvage and use measures available under the policy. The provisions of Sections 10.1, 10.2 and 10.3 hereof shall apply to the replacement satellite(s) set froth in this Section 10.4. Subject to the provisions of Article 33 and Section 22.4 hereof, only if after four (4) attempts, Contractor fails to deliver two (2) Satellites on-orbit which satisfy the acceptance criteria in Section 10.2 or Section 10.3 hereof, Purchaser may terminate this Contract upon written notice to Contractor, and Purchaser shall receive [*****] (as set forth in Section 4.1 hereof) less (i) [*****] (ii) the unpaid Orbital Performance Incentive payments for such Satellite for each Satellite that experiences a Satellite Failure in-orbit, up to a maximum of [*****] Satellites. Alternatively, Purchaser may terminate this Contract upon the terms described in Article 33 hereof.

ARTICLE 11. ACCEPTANCE INSPECTION FOR DELIVERABLE ITEMS OTHER THAN SATELLITES
            -----------------------------------------------------------------

     11.1.  Inspection.
            ----------

            With respect to all Deliverable Items other than Satellites, Purchaser, within thirty (30) days after delivery of a Deliverable Item to Purchaser's facility, shall perform acceptance inspection in accordance with the procedures described in Section 2.2.7 of Exhibit
            A. The purpose of the acceptance inspection is to determine whether the completed and delivered Deliverable Item(s) conform to the standards and requirements of the Performance Specification.

     11.2.  Pending Waivers.
            ---------------

            Waivers for deviation of Deliverable Items (other than Satellites) from the Performance Specification shall be submitted to Purchaser promptly as and when they occur. Any waivers still pending at the time of acceptance inspection shall be presented to Purchaser. The Parties shall negotiate mutually agreeable consideration for approval of any waivers. Acceptance of any Deliverable Items (other than Satellites) is contingent upon all waivers being approved by Purchaser.

     11.3.  Purchaser's Inspection Agents.
            -----------------------------

            Purchaser may, upon giving prior notice to Contractor, cause any agent(s) designated by Purchaser to conduct such acceptance inspection in whole or in part; provided, however, that such agent(s) will not be selected from companies or entities which are in direct competition with Contractor to produce items such as those being manufactured hereunder. Purchaser shall formally advise Contractor of the names, title/function, business relationship and employers of its intended agents and arrange for these agents to execute a confidentiality agreement directly with Contractor substantially the same as the Non-disclosure Agreement attached hereto as Attachment B.

     11.4.  Acceptance Inspection Results.
            -----------------------------

            Upon completion of acceptance inspection, Purchaser shall promptly notify Contractor of the results thereof in writing. In the event Contractor receives a notice of rejection from Purchaser for any Deliverable Items (other than Satellites), Contractor shall, if it is directed to do so by Purchaser, correct or repair the Deliverable Item and submit it for reinspection by Purchaser after having corrected and/or repaired all defects.

     11.5.  Acceptance Inspection; Equipment and Facilities.
            -----------------------------------------------

            Contractor shall make available to Purchaser or its agents such equipment and facilities as Purchaser may require to conduct any acceptance inspections. All expenses in connection with such assistance, as well as any and all losses resulting from any deterioration, wear and tear, and damage in the process of any acceptance inspection, and any other expenses and losses incurred due to implementation of such acceptance inspections shall be borne by Contractor, except for such expenses and losses that may be incurred due to any willful or negligent act by Purchaser. All expenses that may be required for Purchaser to dispatch its personnel for acceptance inspections, including travel and living expenses, shall be borne by Purchaser.

     11.6.  Warranty Obligations.
            --------------------

            In no event shall Contractor be released from any of its warranty obligations as set forth in Article 15 hereof as a result of any Deliverable Item having successfully passed the acceptance inspection set forth in this Article 11.

ARTICLE 12. SHIPMENT, DELIVERY, TITLE, RISK OF LOSS AND CIP
            -----------------------------------------------

     12.1.  Satellites.
            ----------

            Risk of loss and title to each Satellite shall pass from Contractor to Purchaser upon Delivery. Delivery shall occur upon Acceptance in writing pursuant to Section 10.2 or 10.3 hereof, and delivery of a bill of sale in form and substance satisfactory to Purchaser, including a warranty of good and marketable title to each Satellite, free and clear of any claims, security interests, liens and encumbrances.

     12.2.  Deliverable Items Other than Satellites.
            ---------------------------------------

            Risk of loss and title to all Deliverable Items other than Satellites shall pass from Contractor to Purchaser upon Acceptance as confirmed in writing by Purchaser pursuant to Section 11.4. Delivery of all Deliverable Items other than Satellites shall occur upon Acceptance and delivery of a bill of sale in form and substance acceptable to Purchaser, including a warranty of good and marketable title to such Deliverable Items, free and clear of any claims, security interests, liens and encumbrances.

     12.3.  Carriage and Insurance Paid.
            ---------------------------

            The Carriage and Insurance Paid ("CIP") for all deliverable hardware items specified in Section 3.1 hereof shall be at the location where title passes. All deliverable data and documentation specified in
            Article 3.1 hereof and in Annex 2 of Exhibit A shall be delivered CIP, Purchaser's designated delivery sites.

     12.4.  Transfer to Third Parties.
            -------------------------

            Purchaser may direct Contractor to transfer title of any Deliverable Item directly to a third party designated by Purchaser; provided, however, that Purchaser shall arrange for the third party designee to execute a confidentiality agreement directly with Contractor substantially the same as the Non-disclosure Agreement attached hereto as Attachment B, and provided further that in no event shall such a designation release Purchaser from its obligations hereunder (unless otherwise provided in Section 43.2 hereof).

ARTICLE 13. ORBITAL PERFORMANCE INCENTIVES
            ------------------------------

     13.1.  General.
            -------

            The Orbital Performance Incentives shall be paid in accordance with milestones M-63 and M-66 as described in the Payment Plan and shall be considered an advance payment. [*****] For the purpose of calculating Orbital Performance

            Incentives, the first day of the Orbital Incentive Performance Period shall be deemed to commence at midnight Greenwich Mean Time on the first day after Delivery and such day shall last for twenty-four (24) hours. If the performance of the Satellite changes over the Service Life of the Satellite, the Parties shall adjust the amount of Orbital Performance Incentive earned in accordance with the provisions of Section 13.4 hereof. [*****]

     13.2.  Advance Payment; Unqualified Acceptance.
            ---------------------------------------

            Upon Acceptance of Satellite No.1 and Satellite No.2 (or their replacements) pursuant to Section 10.2 hereof, Contractor shall be paid a total amount of [*****] payment for the Orbital Performance Incentives for each Satellite.

     13.3.  Advance Payment; Qualified Acceptance.
            -------------------------------------

            Upon Acceptance of a Satellite pursuant to Section 10.3 hereof, the amount of advance payment for the Orbital Performance Incentives to be paid to Contractor for Satellites No. 1 and No. 2 or their replacements shall be adjusted in accordance with the following formula:

            T    =    number of Transponders meeting the Performance
                      Specification

            P    =    [*****]

            D    =    number of days of expected Service Life, [*****]

            AOPI =    Adjusted Orbital Performance Incentives

                      AOPI = P x  (T/[*****]  x  (D/[*****]

            In the event that a Satellite transponder that did not perform in accordance with the Performance Specification on the date of the advance payment subsequently begins performing in accordance with the Performance Specification (a "Resurrected Transponder"), [*****]

            R    =    number of Resurrected Transponders

            [*****] x R x ([*****]- number of days since Delivery).

     13.4.  Daily Rate of Orbital Performance Incentives.
            --------------------------------------------

            For Satellites accepted by Purchaser pursuant to Section 10.2 hereof, Contractor shall earn Orbital Performance Incentives at a daily rate of [*****] and [*****] per transponder for each day that a transponder operates in accordance with Performance Specification up to a maximum of [*****] days. For Satellites accepted by Purchaser pursuant to Section 10.3 hereof, Contractor shall accrue and be entitled to earn Orbital Performance Incentives at a daily rate of [*****] per transponder for each day that a transponder operates in accordance with performance Specification, but in no event shall contractor be entitled to earn more than the total of the advance payment made pursuant to Section 13.3 hereof. Any amounts of the Orbital Performance Incentive paid in advance and subsequently not earned by Contractor shall be returned to Purchaser as a Warranty Payback in accordance with Article 14 hereof.


     13.5.  On-Board Redundancy.
            -------------------

            The use of any Satellite on-board redundancy to maintain service shall not in and of itself be deemed to constitute less than satisfactory operation under this Article 13, and use of such redundancy shall be deemed normal operating procedure so long as the Performance Specification is met by such Satellite.

     13.6.  Orbital Storage.
            ---------------

            If Purchaser places a Satellite in Orbital Storage, Contractor shall continue to earn Orbital Performance Incentives at the same daily rate as Contractor was earning prior to the Satellite being placed in Orbital Storage for the balance of the Orbital Incentive Performance Period. If a Satellite is returned to service following a period of Orbital Storage, the daily Orbital Performance Incentive amount shall be earned based on the performance of the Satellite consistent with Section 13.4 hereof.

     13.7.  Temporary Outages.
            -----------------

            For purposes of determining whether Contractor has earned an Orbital Performance Incentive for any transponder on any day, in the event that a transponder fails to perform in accordance with the Performance Specification for a period of time in excess of [*****] seconds during in-orbit operation, Contractor shall forfeit the daily amount of Orbital Performance Incentive for each transponder and each day in which such outage occurs. At such time as the transponder resumes operation in accordance with the Performance Specification, Contractor shall resume earning Orbital Performance Incentives at the appropriate daily rate, beginning the next day following the day in which the outage occurred, for each day in which the transponder functions in accordance with the Performance Specification with no outrages in excess of [*****] seconds. If, after Acceptance, a transponder fails to meet the requirements of the Performance Specification of a period of [*****] and Purchaser declares it a transponder failure, Purchaser [*****]- number of days between Acceptance and Purchaser declaration of transponder failure.) Any amounts of the Orbital Performance Incentives forfeited by Contractor pursuant to this
            Section 13.7, shall be [*****] hereof.

     13.8.  Purchaser's Change to Inclined Orbit Operation.
            ----------------------------------------------

            If, during the Orbital Incentive Performance Period, Purchaser changes the mode of operation of a Satellite to inclined orbit operation, Contractor shall be entitled to earn the Orbital Performance Incentives at the same daily rate as Contractor was earning prior to the date of such change. The change to inclined orbital operation shall not extend the Orbital Incentive Performance Period.

     13.9.  Satellite Failure After IOT.
            ---------------------------

            Upon the occurrence of a Satellite Failure after IOT, Contractor shall not be entitled to earn Orbital Performance Incentives, and shall have no claim against Purchaser regarding such Orbital Performance Incentives. Any unearned amount of the Orbital Performance Incentives as of the date of Satellite Failure shall [*****] hereof. In the event of a Satellite Failure after Delivery of such Satellite, Contractor shall not be subject to the provisions of Article 10.4 hereof.

     13.10. Payments.
            --------

            Any amount payable to Contractor under this Article 13 shall be paid as provided in Article 5 hereof. Contractor's right to Orbital Performance Incentives under this Article 13 with respect to any Satellite accepted pursuant to Article 10 prior to termination of this Contract in accordance with either Article 20 or Article 22 hereof, shall not be affected by such termination.

     13.11. Negligent Operation of the Satellite.
            ------------------------------------

            If, solely because of negligence on the part of Purchaser or Purchaser's representatives, consultants or subcontractors in the operation of, testing of, or communication with, a Satellite, such Satellite operates in a manner that is not in accordance with the Performance Specification, Contractor shall continue to earn Orbital Performance Incentives at the same rate as determined prior to the occurrence of the degraded performance caused by Purchaser, or Purchaser's representatives, consultants or subcontractors for the remaining period of the Orbital Performance Incentive Period, subject to any reduction in the Orbital Performance Incentive resulting from subsequent operation of the Satellite below the Performance Specification for reasons other than the negligence of Purchaser or Purchaser's representatives, consultants or subcontractors.

     13.12. Access to In-Orbit Data and Measurements.
            ----------------------------------------

            Over the Service Life of a Satellite, Contractor shall have access to the Satellite data archives necessary to ascertain Satellite performance conditions. All measurements, computations and analyses performed to determine whether a reduction in the orbital incentive amounts earned by Contractor is warranted shall take into account tolerances for measurement accuracy of the measurement equipment.

ARTICLE 14. [*****]

     14.1.  [*****].

            [*****] interest at a rate of LIBOR + 2% (30 day rate) per annum on the unpaid balance until such time as payment is made by [*****]

     14.2   Parental Guaranty.
            -----------------

            Thirty (30) days prior to the Launch of any Satellite procured hereunder, [*****] shall provide to [*****] a written guaranty from an entity acceptable to Purchaser which guarantees the payment of any amounts which [*****] hereof. In the event that an invoice duly submitted by [*****] has gone unpaid for a period of thirty (30) days, [*****] shall have the right to require the guarantor(s) of [*****] obligation to pay the amount outstanding pursuant to the terms of the guaranty which shall be substantially in the form of Attachment E hereto. In the event that the amount to be returned to [*****] is in dispute and the issue has been referred to arbitration, [*****] shall not be permitted to invoke the guaranty until a judgment has been rendered by the arbitrator requiring [*****] to return any unearned amount of the Orbital Performance Incentives to [*****], which amount shall be tendered to [*****] inclusive of interest at the rate of LIBOR + 2% (30 day rate) per annum.

ARTICLE 15. WARRANTY
            --------

     15.1.  Terms and Period of Warranty.
            ----------------------------

            Contractor warrants that until the Launch of any Satellite, such Satellite shall be free from any defects in material or workmanship and shall meet the Performance

            Specification (as the Performance Specification may have been modified pursuant to Section 9.3 hereof) in every respect. Contractor warrants that the Deliverable Items other than Satellites shall perform in accordance with the Performance Specification and other requirements of this Contract, and will be free from defects in materials and workmanship for a period of one (1) year after the date of Acceptance.

     15.2   Repair or Replacement.
            ---------------------

            a. With respect to Deliverable Items other than Satellites, during the one (1) year warranty period, any defect discovered by Purchaser shall be remedied by Contractor at Contractor's expense by repair or replacement of the defective component at Contractor's election. Contractor shall determine if repair or replacement is required to be performed at Contractor's plant. Purchaser shall ship to Contractor's designated facility any defective Deliverable Items (other than Satellites) requiring repair and replacement. Contractor shall be responsible for the cost of shipment (including any taxes, duties) for defective Deliverable Items (other than Satellites) shipped to Contractor, and the cost of shipment for return or repaired or replacement equipment shipped to Purchaser. Title and risk of loss for defective Deliverable Items (other than Satellites) shall transfer to Contractor upon delivery of such Deliverable Items to the shipping carrier by Purchaser, and title and risk of loss shall transfer to Purchaser for returned repair or replacement equipment upon receipt of such equipment by Purchaser.

          b. With respect to Deliverable Items other than Satellites, if the defect is not covered by the warranty, Purchaser shall pay Contractor the cost of repairs or replacement, the transportation charges and a mutually agreed upon profit; provided, however, that Contractor shall repair the Transponder Simulator [*****] after Delivery. Such repair cost shall be invoiced to Purchaser pursuant to the provisions of Section 5.2 hereof. Subsequent to the one (1) year warranty period, Purchaser shall pay the transportation costs for return of the Satellite Simulator to Contractor as well as the return to Purchaser after repair.

          c. The warranty under this Article 15 shall not apply if adjustment, repair, or parts replacement is required because of accident, unusual physical or electrical stress, negligence, misuse, failure of environmental control prescribed in operations and maintenance manuals, repair or alterations by other than Contractor, or causes other than ordinary uses. Further, the warranty is contingent upon Contractor being given access, if required, to delivered equipment at Purchaser's facility in order to effect any repair and/or replacement.

ARTICLE 16. FORCE MAJEURE
            -------------

            The term "Force Majeure" means fire, casualty, flood, earthquake, strikes, riots, embargoes, war, any future law, order, regulation, ordinance or other act of government, delays in transportation, energy shortages or material shortages beyond a Party's reasonable control or other events of a similar nature and magnitude beyond the reasonable control of either a Party or its supplier and subcontractor and without the fault or negligence of either a Party or its suppliers and subcontractors. If the performance of this Contract is prevented, restricted or interfered with by reason of Force Majeure, (i) the Party whose performance is prevented, restricted or interfered with shall give prompt written notice to the other Party of the event, and, to the extent that such enumerated condition was beyond the control of such Party, such Party shall be excused from performance to the extent delayed or prevented by Force Majeure; provided, however, that the Party whose performance is prevented or delayed shall, when possible without material financial penalty, take reasonable steps to avoid or remove such causes of nonperformance, including without limitation taking all reasonable steps to obtain alternative sources of supplies, components and raw materials, and shall continue performance whenever and to the extent such causes are removed; and
            (ii) if it appears that a time for delivery or performance scheduled pursuant to this Contract shall be extended for more than one hundred eighty (180) days due to Force Majeure, the Party receiving notice under subsection (i) above shall have the right to terminate, by written notice to the other Party, any portion of this Contract covering the delayed performance, and upon such termination, the rights, obligations and liabilities of all Parties with respect to such portion of this Contract shall thereupon terminate, except to the extent such rights, obligations and liabilities are intended to survive pursuant to this Contract in accordance with Section 43.15 hereof. In the event of a termination pursuant to this Article 16, the Parties shall negotiate in good faith to allocate the costs of the termination giving effect to equitable factors, including without limitation the availability of insurance proceeds to either Party.

ARTICLE 17. PURCHASER DELAY OF WORK
            -----------------------

            If the performance of all or any part of the work required by this Contract is delayed or interrupted (except for Force Majeure) by Purchaser's failure to perform its contractual obligations within the time specified in this Contract or within a reasonable time if no time is specified, or an act by Purchaser that unreasonably interferes with Contractor's performance of its obligations under this Contract, this Contract shall be equitably adjusted in the price, performance requirements, schedule, and/or any other affected terms of this Contract.

ARTICLE 18. PATENT INDEMNITY
            ----------------

     18.1.  Indemnification.
            ---------------

            Subject to the limitations of Section 43.1 hereof, Contractor, at its own expense, shall defend, indemnify and hold harmless Purchaser, its permitted assignees, PRIMESTAR Partners, L.P. and its partners, the FCC licensee(s) of the Satellite(s) (collectively, the "Primary Parties"), and any entities controlling, controlled by or under common control with any of the Primary Parties and their respective officers and directors, or any of them, from and against any claim or suit based on an allegation that the manufacture of any Deliverable Item or the normal intended use, lease or sale of any Deliverable Item infringes letters patent, copyright, mask work, trademark, service mark, trade name or other intellectual property rights (collectively, "Intellectual Property Claim(s)") and shall pay any royalties and other losses, damages (increased, actual or statutory), liabilities, costs (including court costs and reasonable attorneys fees) related to or resulting from such Intellectual Property Claim; provided that Purchaser promptly notifies Contractor in writing of any such Intellectual Property Claim and gives Contractor authority and such assistance and information requested by Contractor as is available to Purchaser for the defense of such Intellectual Property Claim.

     18.2.  Infringing Equipment.
            --------------------

            If the manufacture of any Deliverable Item or the normal intended use, lease or sale of any Deliverable Item under this Contract is enjoined as a result of an Intellectual Property Claim or is otherwise prohibited, Contractor shall (i) resolve the matter so that the injunction or prohibition no longer pertains, (ii) procure for Purchaser the right to use the infringing item or (iii) modify the infringing item so that it becomes noninfringing while remaining in compliance with the Performance Specification in all respects. If Contractor is unable to accomplish (i), (ii) or (iii), Purchaser shall have right to terminate this Contract, return the Deliverable Item to Contractor, and receive a refund of the price of such Deliverable Item (less a reasonable allowance for depreciation).

     18.3.  Combinations and Modifications.
            ------------------------------

            Contractor shall have no liability under this Article 18 for any Intellectual Property Claim arising solely from (i) use of Deliverable Items in combination with other items, unless Contractor sold, made or specifically recommended them as a combination, or the specific combination would be necessary for use of the Deliverable
            Item in the normal course of events in connection with the use of Deliverable Items or (ii) modifications of Deliverable Items after Delivery, unless Contractor made or specifically recommended the modification, or the modification constitutes normal repair, replacement or implementation of Contractor provided options and enhancements for the Deliverable Items sold hereunder.

ARTICLE 19. INDEMNITY -- PERSONAL INJURY/PROPERTY DAMAGE
            --------------------------------------------

     19.1.  Contractor's Indemnification of Purchaser.
            -----------------------------------------

            Contractor shall defend, indemnify and hold harmless the Primary Parties and any entities controlling, controlled by or under common control with any of the Primary Parties from any loss, damage, claim, liability, cost and expense (including court costs and reasonable attorneys' fees) (collectively, "Damages") caused by, relating to or arising from third party claims for personal injury or third party property damage (including claims arising out of Contractor's relationships with its employees, suppliers, subcontractors, agents and consultants) resulting from or related to
            (i) Contractor's performance under this Contract, (ii) Contractor's material misrepresentation, breach of warranty or covenant, default, nonfulfillment of Contractor's obligations under this Contract or
            (iii) any negligent act or omission or willful misconduct of Contractor.

     19.2.  Purchaser's Indemnification of Contractor.
            -----------------------------------------

            Purchaser shall defend, indemnify and hold harmless Contractor from any Damages caused by, relating to or arising from third party claims for personal injury or third party property damage (including claims arising out of Purchaser's relationships with its employees, suppliers, subcontractors, agents and consultants) resulting from or related to (i) Purchaser's performance under this Contract, (ii) Purchaser's material misrepresentation, breach of warrant or covenant, default, nonfulfillment of Purchaser's obligations under this Contract or (iii) any negligent act or omission of willful misconduct of Purchaser.

ARTICLE 20. TERMINATION FOR CONVENIENCE
            ---------------------------

     20.1.  Reimbursement of Contractor.
            ---------------------------

            Purchaser may terminate this Contract without cause in whole or in part by giving Contractor written notice. In the event of such termination, Contractor will cease work as directed in the termination notice. Contractor shall submit its claim for the work performed in connection with the terminated portion of this Contract, and for its termination costs plus a reasonable profit as provided in items (a) - (e) of this Section 20.1. Except as otherwise set forth in Section 20.4 hereto, if Purchaser terminates this Contract pursuant to this Section 20.1, Contractor may provide an invoice to Purchaser, and be paid at the termination settlement, for:

            a. Price for Deliverable Items completed prior to the termination and accepted by Purchaser before or after termination for which payment has not been made by Purchaser.

            b. Actual out-of-pocket costs incurred by Contractor in performance of work on terminated Deliverable Items which have not been accepted by Purchaser.

            c. Actual out-of-pocket costs incurred by Contractor in completing the termination process.

            d. Actual out-of-pocket costs incurred by Contractor in settling claims of subcontractors and other suppliers and vendors in connection with the termination; provided that Contractor shall use its bests efforts to minimize such costs.

            e. A mutually agreed upon profit for items (b), (c) and (d) above to be negotiated by Purchaser and Contractor at the time of termination.

     20.2.  Partial Termination.
            -------------------

            If the termination by Purchaser is partial, the price for the non-terminated portion of this Contract shall be increased by an amount equal to the additional costs, if any, which must be borne by such portion because of the partial termination, plus a mutually agreed upon profit on such additional costs.

     20.3.  Title Transfer.
            --------------

            In the event of a termination pursuant to this Article 20, a termination settlement shall be held at a mutually agreeable time and place no later than sixty (60) days after submission of the claim from Contractor. After completion of the termination settlement, Contractor may submit an invoice to Purchaser for payment pursuant to Section 5.2 hereof. At or prior to the termination settlement, Contractor shall provide Purchaser with such documentation of the costs set forth in Sections 20.1 and 20.2 hereof as Purchaser may reasonably request. At the termination settlement, Contractor shall transfer title at Contractor's or subcontractor's plant to Purchaser for all Deliverable Items included in Section 20.1(a), and all other partially completed or incomplete Deliverable Items for which Contractor is entitled to payment under this Article 20 at the time of the termination settlement. Notwithstanding the above, Purchaser may direct Contractor to dispose of the residual property as a result of a termination under this Article 20 for the purpose of receiving a price refund or an offset against Contractor's termination claim. Upon receipt of such direction, Contractor, shall on a best efforts basis, attempt to sell the residual property and provide a refund to Purchaser or an offset against Contractor's termination claim, less any reasonable selling expenses.

     20.4.  Termination Liability.
            ---------------------

            Notwithstanding any other provisions of this Article 20, in the event Purchaser terminates this Contract in full during the eighteen
            (18) month period after the Execution Date, Purchaser's maximum liability for termination will be as specified in Attachment C hereof. After the eighteen (18) month period described in the preceding sentence, upon Purchaser's request, Contractor shall prepare and promptly deliver to Purchaser an estimate of the cost of termination of this Contract pursuant to Section 20.1 or 20.2 hereof, as the case may be.

ARTICLE 21. PENALTIES FOR LATE DELIVERY OF SATELLITE
            ----------------------------------------

     21.1.  Reimbursement for Satellite Delivery Delay.
            ------------------------------------------

            If one of the two (2) Satellites is not delivered by the last day of the [*****] after the Execution Date, and such delay is not due to Force Majeure, then Contractor shall reimburse Purchaser for actual and reasonable expenses directly incurred due to Satellite Delivery delay, including without limitation [*****] by Purchaser during the period of the delay. Such reimbursement shall not exceed [*****] per month for each of [*****]. In aggregate, such reimbursement shall not exceed [*****]. The maximum period for which reimbursement for Satellite Delivery delay shall apply is from the first day of the [*****] month through the [*****] month after the Execution Date. In no event shall the limitation on reimbursement described in this
            Section 21.1 be applicable to any actual and reasonable expenses incurred by Purchaser due to delayed Satellite Delivery resulting from Contractor's gross negligence or willful misconduct.

     21.2.  Invoice for Reimbursement.
            -------------------------

            Purchaser shall submit an invoice to Contractor for the expenses described in Section 21.1 hereof and shall provide to Contractor in a timely manner, copies of written evidence as substantiation of expenses set forth in the invoice. Contractor shall pay the amounts set forth in the invoice within thirty (30) days after the date of invoice; provided, however, that if Contractor notifies Purchaser of a good faith dispute of any item set forth in such invoice within five (5) days of its receipt; Contractor may withhold payment only with respect to the disputed item until such time as the dispute is resolved.

     21.3.  Exclusive Damages.
            -----------------

            If the Delivery of a Satellite is delayed for other than Force Majeure and Purchaser does not terminate this Contract for default pursuant to Article 22, the compensation contemplated by this
            Article 21 shall be the sole compensation to which Purchaser shall be entitled for such Delivery delay.

ARTICLE 22. DEFAULT
            -------

     22.1.  Failure to Perform by Contractor.
            --------------------------------

            If Contractor (i) fails to deliver the Deliverable Items or perform the work under this Contract within the time frames specified herein (or any extension thereof approved in writing by Purchaser) or (ii) fails to prosecute the work hereunder thereby endangering performance of this Contract, or (iii) fails to perform any of the other material provisions of this Contract, and in each case does not cure such failure within thirty (30) days (or such longer period as authorized in writing by Purchaser) after receipt from Purchaser of written notice of such failure, Purchaser may terminate this Contract in whole or in part by written notice of default.

     22.2.  Termination Liability.
            ---------------------

            In the event of termination pursuant to Section 22.1 hereof, Contractor shall be reimbursed for the terminated work as follows:
            (i) at the price set forth in this Contract for delivered items for which a line item price exists and (ii) at the cost incurred for (a) completed items not yet delivered, (for which no line item price exists), (b) partially completed items/services, or work-in-progress, and (c) completed items that have been delivered to Purchaser for which no line item price exists less (iii) the proceeds of any undelivered items or work-in-progress that Contractor, at Purchaser's direction, has transferred to another effort or returned to supplier.

     22.3.  Payment for Incomplete Items.
            ----------------------------

            To the extent that this Contract is terminated under Section 22.1 hereof, Purchaser may require that all partially completed items be delivered by Contractor as directed by Purchaser and that Contractor pay Purchaser all costs reasonably incurred by Purchaser to have such items completed by other responsible contractors, to the extent such costs exceed the total amount which Purchaser would have had to pay Contractor for such items had Contractor completed this Contract as required. If, after termination, it is finally determined by arbitration pursuant to Article 24 hereof that Contractor was not in default, or that the default was excusable, the rights and obligations of the Parties shall be the same as if the termination had occurred under Article 20.

     22.4.  Special Termination.
            -------------------

            If Contractor fails to deliver any Satellite [*****] month after the Execution Date, Purchaser may terminate this Contract by written notice and all amounts previously paid by Purchaser for any Deliverable Items that have not been delivered at the time of termination shall be refunded to Purchaser within thirty

            (30) days after the date of termination and Purchaser shall have no further obligations to Contractor under this Contract. The preceding sentence shall not apply if the failure to deliver any Satellite [*****] is due to two successive Satellite Failures which would give rise to Purchaser's right to terminate this Contract pursuant to
            Section 33.2 or Section 33.4 hereof.

     22.5.  Contractor Termination.
            ----------------------

            By giving written notice to Purchaser of its intention to do so, Contractor may terminate this Contract for Purchaser's failure to comply with any material provision of this Contract and such notice shall set forth which provision is being violated and a reasonably detailed explanation of the claimed failure to comply. Such termination shall become effective should Purchaser fail to correct such nonperformance within thirty (30) days (or such longer period as agreed to by Contractor) after receipt of such notice in writing from Contractor. In the event of termination pursuant to this
            Section 22.5, Contractor shall be paid as if the termination were for convenience pursuant to Article 20 hereof. If, after termination, it is finally determined by arbitration pursuant to
            Article 24 hereof that Purchaser was not in default, Contractor shall be liable to Purchaser for damages resulting from Contractor's wrongful termination of this Contract.

ARTICLE 23. DAMAGES
            -------

     23.1.  Qualified Acceptance.
            --------------------

            In the event Purchaser accepts any Satellite (including replacement Satellites) pursuant to Section 10.3 hereof, Contractor shall pay damages to Purchaser in accordance with this Article 23.

     23.2.  Calculation of Damages.
            ----------------------

            The damages set forth in Section 23.1 hereof shall be calculated based on the price of the relevant Satellite for which there has been qualified Acceptance pursuant to Section 10.3, but the amount of damages shall not exceed the amount Purchaser paid for the such Satellite. Calculations of damages shall be made pursuant to the following formula:

            T = Number of transponders on relevant Satellite for which there has been qualified Acceptance pursuant to Section 10.3 that meet Performance Specification.

            P = Price in Section 4.1 attributable to the relevant Satellite for which there has been qualified Acceptance pursuant to Section
                 10.3 (excluding the Orbital Performance Incentives)

            D = Number of days of expected Service Life, not to exceed [*****] days.

            Damages = P x (1 - T/[*****]  x  D/[*****]

            Any Satellite which has not been accepted by Purchaser under Section
            10.2 or 10.3 hereof shall be considered a Satellite Failure.

ARTICLE 24. ARBITRATION
            -----------

            Any disputes which may arise between the Parties with respect to performance of obligations or interpretation of this Contract, which cannot be settled by negotiation between the Parties themselves within a period of one hundred eighty (180) days, shall be submitted for settlement or arbitration to the American Arbitration Association ("AAA") in Los Angeles, California, in accordance with the rules of conciliation and arbitration of the AAA using three arbitrators, whose decision shall be final and binding on the Parties. In resolving any dispute, the arbitrators shall apply the laws of the State of New York with respect to all matters, including the interpretation of the terms and conditions of this Contract.

ARTICLE 25. CORRECTIVE MEASURES IN UNLAUNCHED SATELLITES.
            --------------------------------------------

            If the data available from a launched Satellite shows that Satellite performance departs from that specified in Exhibits A and B as may be modified pursuant to Section 9.3, Contractor shall, at its sole cost, take appropriate corrective measures in all unlaunched Satellites so as to eliminate therefrom the deficiencies noted in the launched Satellite.

ARTICLE 26. RISK INSURANCE
            --------------

     26.1.  Insurance.
            ---------

            Contractor shall obtain insurance for each Satellite applicable from Launch through Acceptance. Contractor shall use its best efforts to obtain the insurer's written agreement to waive all rights of subrogation against Purchaser and against Contractor's major subcontractors. Contractor shall indemnify and hold harmless Purchaser from and against all costs, expenses or losses of Purchaser resulting, directly or indirectly, from any subrogation action brought by the Satellite insurers.

     26.2.  Risk Insurance Aspects.
            ----------------------

            Contractor shall obtain risk insurance coverage [*****] (including the amount that would be payable to Purchaser if it elects its option under Section 33.2 hereof). In terms of replacing satellites, the insurance policy [*****].

     26.3.  Third Party Indemnity Insurance.
            -------------------------------

            With respect to third party indemnity liability insurance for claims arising out of the Launch of a Satellite, Contractor shall obtain insurance that insures Purchaser against third party claims to the same extent as Contractor is insured and such insurance proceeds shall be Purchaser's sole compensation for third party claims arising out of the Launch of a Satellite.

ARTICLE 27. INTER-PARTY WAIVER OF THIRD PARTY LIABILITY
            -------------------------------------------

            Purchaser, on behalf of itself and its officers, employees, affiliates, agents, insurers, owners and customers, agrees to accept the inter-party waiver and related indemnity provisions required by the applicable Launch Services Agreement for a Launch. Copies of these provisions will be furnished to Purchaser for review prior to and upon execution of the Launch Services Agreement. In addition, Purchaser agrees that, except as provided in Articles 10, 11, 13, 14, 19, 21, 22, 23 and 33 hereof, it will waive claims against Contractor and its owners, officers, affiliates, subsidiaries, employees, agents, insurers and suppliers at any tier arising out of the defective or late performance or the nonperformance of the Launch Services Agreement, unless such defective or late performance or nonperformance is due solely to the gross negligence or willful misconduct of Contractor.

ARTICLE 28. ADDITIONAL SATELLITES OPTION
            ----------------------------

     28.1.  Additional Satellites.
            ---------------------

            Purchaser may, at its option to be exercised in writing at any time and as specified below, order Contractor to produce and deliver up to three (3) additional Satellites substantially identical to the Satellites being furnished pursuant to Article 3 hereof. The three optional Satellites may be ordered [*****] after the Execution Date. If ordered separately, each shall be delivered to the Launch Site [*****] after Purchaser's exercise of this option. However, in no event shall the first optional Satellite be deliverable [*****] after the Delivery of the last Satellite to be furnished pursuant to
            Article 3. Further, in no event shall Contractor be required to deliver [*****] after Delivery of the preceding optional
            Satellite.

     28.2.  Option Prices.
            -------------

            The prices for the three optional Satellites are set forth in the pricing schedule below. Prices are stated in [*****] and may be adjusted by Contractor in accordance with Section 28.3 hereof if the Execution Date does not occur prior to June 15, 1993.

               No. of         Ordered          Ordered
               Satellites     [*****]          [*****]
               Ordered        After Execution  After Execution
                              Date             Date
               -----------------------------------------------
               [*****]        [*****]          [*****]
               [*****]        [*****]          [*****]
               [*****]        [*****]          [*****]

                    No. of        Ordered
                    Satellites    [*****]
                    Ordered       After Execution
                                  Date
                    -----------------------------
                    [*****]       [*****]
                    [*****]       [*****]
                    [*****]       [*****]

            This option may be exercised at different times within the [*****] period specified above, for up to a total of [*****]. The per satellite price is dependent upon the number of Satellites ordered at any one time. The above option prices include all design, manufacturing, tests, documentation, Orbital Performance Incentives, Launch and placement into assigned orbital location, Launch Support, Launch Vehicles, Mission Operating Support Services, In-Orbit Testing, all shipping costs and transportation and launch risk insurance.

     28.3.  Escalation.
            ----------

            The prices set forth in this Article 28 shall be escalated from the Execution Date to the date of order in accordance with the formula below:

            [*****]

                              where

               [*****]

                [*****]

     28.4.  Payment Plan.
            ------------

            If Purchaser elects to purchase additional Satellites under this
            Article 28, Purchaser shall make payments to Contractor for such Satellites in accordance with the payment plan set forth in Attachment A. The total price for each additional Satellite purchased under this Contract shall be payable [*****] payments, the exact milestones of such payment plan may be mutually agreed to by the Parties within thirty (30) days after Contractor's receipt of Purchaser's notice of election of this option.

     28.5.  Terms and Conditions.
            --------------------

            In the event that the options provided for under this Article 28 are exercised by Purchaser, the terms and conditions of this Contract shall be applicable to the Satellites purchased pursuant to the option.

ARTICLE 29. GROUND STATION EQUIPMENT OPTION
            -------------------------------

     29.1.  Ground Station Equipment.
            ------------------------

            Purchaser may, at its option to be exercised in writing up to six
            (6) months after the Execution Date, order Contractor to produce and deliver two (2) sets of satellite control facility equipment (telemetry, command and ranging equipment and software) including two (2) years of spares for delivery twenty-four (24) months after exercise of this option, and training of Purchaser's personnel as provided for in Section 2.3.3 of Exhibit A ("Ground Station Equipment"), to a location in the United States designated by Purchaser. If Purchaser elects to exercise this option, Purchaser shall diligently provide to Contractor any documentation with respect to Purchaser's designated site reasonably required by Contractor. The price for the delivery of the above Ground Station Equipment and training as described in Exhibit A is [*****]. Payment shall be made in accordance with the Payment Plan for this option included in Attachment A.

     29.2.  Ground Station Equipment not Provided by Contractor.
            ---------------------------------------------------

            In the event Purchaser elects to contract for ground station equipment with an entity other than Contractor, Contractor shall be obligated to provided coordination, requirements development, training and support, to Purchaser and Purchaser's selected contractor for a price and subject to terms and conditions mutually agreeable to the Parties.

     29.3.  Options for Selected Ground Station Equipment.
            ---------------------------------------------

            Purchaser may, at its option to be exercised in writing up to six
            (6) months after the Execution Date, order Contractor to deliver up to six (6) units of any of the below noted equipment, each unit at the noted purchase price:

                                                       Unit Price
                                                       ----------
               [*****]                                 [*****]
               [*****]                                 [*****]
               [*****]                                 [*****]

            In addition, Purchaser may, at its option to be exercised in writing up to six (6) months after the Execution Date, order Contractor to produce and deliver satellite control facility (SCF) Software. The price for the delivery of such software is [*****]. A short description of requirements for each of the above items of equipment is contained in Attachment G. Payment shall be made in accordance with the Payment Plan (Unit Price) for these options included in Attachment G. Prior to Purchaser's exercise of any of the options in this Section 29.3, the Parties shall agree on detail requirements and delivery schedule(s) and such information shall be reflected in Purchaser's option exercise letter.

     29.4.  Terms and Conditions.
            --------------------

            In the event that the options provided for under this Article 29 are exercised by Purchaser, the terms and conditions of this Contract shall be applicable to the equipment purchased pursuant to the options.

ARTICLE 30. SATELLITE LONG LEAD PARTS OPTION
            --------------------------------

     30.1.  Satellite Long Lead Parts.
            -------------------------

            Purchaser, at its option to be exercised in writing [*****] after the Execution Date, may direct Contractor to procure long lead parts for any Satellite to be delivered hereunder (or any other satellite ordered from time to time by Purchaser from Contractor), other than Satellite No.1 and Satellite No. 2. The price for the long lead parts is [*****] and payments shall be made in accordance with the Payment Plan for this option included in Attachment A. If Purchaser directs Contractor to use the long lead parts for a replacement Satellite described in

            Section 10.4 hereof, the Delivery schedule for such replacement Satellite shall be reduced from [*****]. If Purchaser directs Contractor to use the long lead parts for an additional satellite described in Article 28 hereof, the Delivery schedule for such Satellite shall be reduced from [*****]. The direction of Purchaser to use such parts for an additional Satellite ordered under Article 28 hereof shall not obligate Contractor to deliver such Satellite [*****] after the Delivery of any other Satellite to be delivered pursuant to Article 3 hereof.

     30.2.  Spare Parts.
            -----------

            If Purchaser elects to exercise the option in this Article 30, but never orders an additional Satellite pursuant to Article 28 hereof, and Contractor is not obligated to deliver a replacement Satellite, Purchaser at its option may (i) direct Contractor to deliver the parts to a delivery destination designated by Purchaser, (ii) authorize Contractor to use all or any part of the parts, in which event Contractor shall compensate Purchaser for the fair market value of the parts it retains for its use or (iii) direct Contractor to dispose of the parts as residual property in accordance with the procedures described in Section 20.3 hereof.

     30.3.  Credit.
            ------

            If Purchaser has exercised its option under this Article 30, and Contractor uses the parts for an additional Satellite, Purchaser shall be entitled to a [*****] credit against the purchase price of such Satellite.

ARTICLE 31. GROUND STORAGE OPTION
            ---------------------

     31.1.  Notification.
            ------------

            Prior to the shipment of a Satellite to the Launch Site, Purchaser, at its option to be exercised no later than [*****] to the projected Delivery date of a Satellite, may direct Contractor to store a Satellite [*****].

     31.2.  Storage Location.
            ----------------

            Ground Storage shall be performed at a Contractor controlled facility and shall be conducted in accordance with the Satellite Storage Plan delivered to Purchaser pursuant to Annex 2 of Exhibit A.

     31.3.  Storage Prices.
            --------------

            The price for Ground Storage of a Satellite shall be [*****] for the Satellite verification tests to be conducted upon removal of the Satellite from Ground Storage plus [*****] per month storage cost while the Satellite is in Ground Storage.

     31.4.  Payments.
            --------

            If the Ground Storage option is exercised, the payment schedule shall be as follows: the first monthly payment for Ground Storage costs shall be due thirty (30) days after the date the Satellite is stored and continuing monthly until Purchaser directs Contractor to remove the Satellite from Ground Storage, conduct the verification tests and ship the Satellite to the Launch Site. Payment for the verification testing shall be due thirty (30) days after Purchaser's receipt of Contractor's invoice for such testing. In addition, Purchaser shall pay Contractor its reasonable actual out of the pocket costs for launch services and insurance in excess of the costs Contractor would have incurred if Purchaser had not directed Ground Storage of the Satellite. Payments under this Article 31 shall be made by wire transfer as set forth in Article 5 hereof.

     31.5.  Title and Risk of Loss.
            ----------------------

            Title and risk of loss to a Satellite delivered for Ground Storage shall remain with Contractor at the storage site and notwithstanding the provisions of Article 15 hereof, Contractor shall assume full responsibility for any loss or damage to the Satellite during Ground Storage.

     31.6.  Notification of Intention to Launch a Previously Stored Satellite.
            -----------------------------------------------------------------

            Purchaser shall notify Contractor in writing that a Satellite in Ground Storage should be removed from Ground Storage and delivered on-orbit subject to the availability of a Launch Vehicle. This notification must be received by Contractor [*****] prior to the scheduled date for Delivery of the Satellite. Failure to notify Contractor in a timely manner will result in an adjustment to the Delivery schedule for such Satellite.

     31.7.  Orbital Performance Incentives.
            ------------------------------

            In the event that Purchaser elects to exercise the Ground Storage option provided in this Article 31, after direction from Purchaser to place the Satellite in Ground Storage, Purchaser shall pay interest to Contractor at a rate of LIBOR + 2% (30 day rate) per annum on the amount of Orbital Performance Incentives specified in
            Section 13.2 hereof for the period of Ground Storage. Following the Delivery on-orbit of a previously stored Satellite, the provisions of Article 13 hereof shall apply to Contractor's right to be paid and earn Orbital Performance Incentives.

     31.8.  Storage Period.
            --------------

            If a Satellite is stored for [*****], Contractor shall have no further responsibility for that Satellite (except as provided in Section 31.9 hereof) and Purchaser shall provide Contractor with directions for delivery and disposition of the Satellite. Purchaser shall pay Contractor the full amount of the Orbital Performance Incentives specified in Article 13 hereof. Contractor shall refund any Launch Vehicle costs less any costs associated with termination of the Launch Services Agreement.

     31.9.  Stored Satellite Refurbishment.
            ------------------------------

            For a Satellite stored for [*****], Purchaser may notify Contractor of its desire to have such Satellite refurbished or to continue ground storage. Within sixty (60) days after receipt of Purchaser's notice electing refurbishment or continued ground storage, Contractor shall provide Purchaser with (I) a plan for refurbishment and a retest plan to recertify the Satellite as launch worthy or
            (ii) a plan for continued ground storage, in either case together with proposed adjustments to the applicable provisions of this Contract.

     31.10. Terms and Conditions.
            --------------------

            In the event that the options provided for under this Article 31 are exercised by Purchaser, the terms and conditions of this Contract shall be applicable to the services purchased pursuant to these options.

ARTICLE 32. STOP-WORK ORDER
            ---------------

     32.1.  Stop-Work Order.
            ---------------

            Purchaser may, at any time, by written order to Contractor, require Contractor to stop all, or any part, of the work called by this Contract for a period of [*****] after the order is delivered to Contractor, and for any further period to which the Parties may agree. The order shall be specifically identified as a stop-work order issued under this Article 32 and the work to be stopped will also be identified. Upon receipt of the stop-work order, Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of stop-work order. If the Purchaser anticipates the issuance of a stop-work order, the Purchaser may so notify Contractor and, after receiving the requisite information concerning the anticipated length of delay and the work to be delayed, Contractor shall provide an estimate of the claim that would be asserted pursuant to Section 32.3 hereof.

     32.2.  Resumption of Work.
            ------------------

            If Purchaser cancels the stop-work order within a [*****] after the stop-work order is delivered to Contractor, or within any extension of that period to which the Parties shall have agreed, Contractor shall resume work. In the event a stop-work order is issued under this Article 32 and the period of the order or any extension thereof expires, then Contractor shall resume work.

     32.3.  Stop Work Order Claims.
            ----------------------

            Purchaser shall make an equitable adjustment in the delivery schedule or contract price, or both and this Contract shall be modified, in writing, if the stop-work order results in an impact to the delivery schedule, or in Contractor's cost. Contractor shall assert its rights to an adjustment within sixty (60) days, or any extension to which the Parties have agreed, after the end of the period of work stoppage.

ARTICLE 33. TERMINATION IN THE EVENT OF TWO SUCCESSIVE SATELLITE FAILURES
            -------------------------------------------------------------
            (OPTION)
            --------

     33.1.  Notice of Option.
            ----------------

            Purchaser, within [*****] after the Execution Date, may exercise an option to terminate this Contract as provided in this Article 33. As consideration for this option, Purchaser shall pay Contractor [*****] in accordance with the Payment Plan set forth in Attachment A.

     33.2.  Termination.
            -----------

            If Purchaser exercises the option and pays the amount specified in
            Section 33.1 hereof, then in the event of two successive Satellite Failures, Purchaser may within thirty (30) days after the second Satellite Failure terminate this Contract by giving written notice of termination to Contractor; provided, however, that the [*****] Satellite described in Section 10.4 hereof shall commence on the earlier of (I) the date of Purchaser's notice that it is not terminating this Contract hereunder or (ii) the expiration of the [*****] period.

     33.3.  Rebate of Payments.
            ------------------

            Within ninety (90) days of receipt of a notice of termination pursuant to Section 33.2 hereof, Contractor shall rebate to Purchaser the price of the relevant undelivered Satellites as set forth in Section 4.1 hereof, less any amount of the price of the relevant undelivered Satellite unpaid by Purchaser and less the amount of any unpaid Orbital Performance Incentive. Any expense incurred by Contractor in performing its obligation to replace Satellites No. 1 and No. 2 shall be settled in accordance with
            Article 20 hereof.

     33.4.  Non-Election
            ------------

            If Purchaser does not elect the option described in Section 33.1 hereof, in the event of two successive Satellite Failures, Purchaser may terminate this Contract and receive for the relevant undelivered Satellite a rebate equal to the insurance proceeds less any amount of the unpaid purchase price for the relevant undelivered Satellite. Any expense incurred by Contractor in performing its obligations to replace Satellites No. 1 and No. 2 shall be settled in accordance with Article 20 hereof.

     33.5.  Sole Remedy.
            -----------

            If Purchaser terminates this Contract pursuant to this Article 33, Contractor's rebate of the relevant undelivered Satellite price pursuant to this Article 33 shall be the sole compensation to Purchaser in the event of two successive Satellite Failures.

ARTICLE 34. LAUNCH VEHICLE COST SHARING OPTION
            ----------------------------------

     34.1.  Launch on a PROTON Launch Vehicle.
            ---------------------------------

            The Firm Fixed Price specified in Section 4.1 hereof contemplates the Launch of one Satellite on an [*****] Launch Vehicle and the Launch of one Satellite on an [*****] Launch Vehicle for Satellites No. 1 and No. 2. In the event Contractor and Purchaser mutually agree to replace either Launch Vehicle with a launch on a [*****] Launch Vehicle, the price set forth in Section 4.1 hereof for the relevant Satellite, shall be reduced by an amount [*****] of the amount by which the price of the [*****] Launch is less than the price of the replaced [*****] Launch. The price reduction stated herein shall be offset by [*****] of any additional actual and reasonable direct costs incurred by Contractor associated with the Launch on a [*****] Launch Vehicle.

     34.2.  Calculation of Price Reduction.
            ------------------------------

            For purposes of determining the price reduction in Section 34.1 hereof, the price basis [*****].

ARTICLE 35. OPTION FOR ALTERNATE ORBITAL LOCATIONS
            --------------------------------------

     35.1.  Alternate Delivery Location.
            ---------------------------

            Purchaser, at no additional cost, may direct, at any time [*****] after Execution Date that the place of delivery of either Satellite No.1 or Satellite No. 2 be changed to a geostationary longitude Delivery location other than that specified in Section 3.1 hereof. Any alternative geostationary longitude Delivery location selected by Purchaser must be authorized by the FCC or other appropriate governmental authority.

     35.2.  Option.
            ------

            Purchaser may, at its option to be exercised [*****] after the Execution Date, advise Contractor, in writing, that Purchaser will select an additional specific geostationary longitude Delivery location for either or both of the two Satellites as provided in this Article 35. It is understood by the Parties that Contractor's antenna design and fabrication effort to accommodate an additional Delivery location will be conducted in parallel to the basic design until such time as Purchaser notifies Contractor, in writing, of the final selection of the Delivery location.

     35.3.  Option Price.
            ------------

            In the event that Purchaser decides to exercise the option pursuant to Section 35.2 above, Purchaser shall have up to [*****] after the Execution Date to specify the selected Delivery location. The prices noted below are a function of when Purchaser finally selects the Delivery location of either or both of the two (2) Satellites.

                        [*****]        [*****]         [*****]
                        Months After   Months After    Months After
                        Execution      Execution Date  Execution Date
                        Date
                      ----------------------------------------------
Per                     [*****]        [*****]         [*****]
Satellite:
----------

Both Satellites         [*****]        [*****]         [*****]
(within 4 degrees of
each other)
-----------

     35.4.  Payment Plan.
            ------------

            The payment plan for this option is contained in Attachment A.

     35.5.  Terms and Conditions.
            --------------------

            In the event the option provided for under this Article 35 is exercised by the Purchaser, the terms and conditions of this Contract shall apply.

ARTICLE 36. SATELLITE SIMULATOR OPTION
            --------------------------

     36.1   Satellite Simulator and Training.
            --------------------------------

            Purchaser, at its option to be exercised in writing [*****] after the Execution Date, may order Contractor to produce and deliver a Satellite Simulator to a location in the United States designated by Purchaser within twenty-four (24) months after exercise of the option described in this Article 36. As part of this option, Purchaser may direct Contractor to train Purchaser's personnel and consultants as provided for in Exhibit A at the location designated by Purchaser contemporaneously with delivery of the Satellite Simulator. Subsequent to the completion of the Contractor's warranty obligations pursuant to Article 15 hereof,

            Contractor shall repair the Satellite Simulator for [*****] years at cost. Such repair costs will be invoiced to Purchaser for payment pursuant to the provisions of section 5.2 hereof. Subsequent to the one (1) year warranty period, Purchaser shall pay the transportation costs for return of the Satellite Simulator to Contractor as well as its return to Purchaser after repair.

     36.2.  Price.
            -----

            For the delivery of the Satellite Simulator and training of Purchaser's personnel and consultants, Purchaser shall pay Contractor [*****]. The payment plan for this option, exclusive of repair costs, is contained in Attachment A hereto.

     36.3.  Terms and Conditions.
            --------------------

            In the event that the option provided for under this Article 36 is exercised by Purchaser, the terms and conditions of this Contract shall be applicable to the Satellite Simulator purchased pursuant to this option.

ARTICLE 37. DISCLOSURE AND HANDLING OF PROPRIETARY INFORMATION
            --------------------------------------------------

            The Parties recognize that in the performance of obligations under this Contract, it may be necessary to exchange selected company proprietary, competition sensitive or trade secret information (hereinafter referred to as "Proprietary Information"). For this purpose, the Parties have executed a Non-Disclosure Agreement which is identified as, and attached to this Contract as, Attachment B. The confidentiality obligations imposed on the Parties with regard to data provided under this Contract shall survive the termination, for whatever reason, of this Contract in accordance with the requirements of Attachment B.

ARTICLE 38. RIGHTS IN DATA
            --------------

     38.1.  Deliverable Data.
            ----------------

            Contractor shall retain all rights, title and interest in any Contractor data utilized or developed by Contractor during the performance of this Contract. Purchaser's officers, directors, agents, affiliates, employees, consultants and representatives shall have the nonexclusive right to use the Deliverable Data for the purpose of establishing, operating and maintaining the TEMPO Direct Broadcast Satellite System and for no other purpose. Purchaser's officers, directors, agents, affiliates, employees, consultants, and representatives shall not disclose Deliverable Data to other companies, organizations or persons without the express written consent of Contractor.

     38.2.  Other Data.
            ----------

            All other non-proprietary data marked confidential to which Purchaser may have access to in the course of Contractor's performance of this Contract shall remain the property of Contractor or its subcontractors and shall not be duplicated, used, or disclosed to persons other than Purchaser's officers, directors, agents, affiliates, employees, consultants or representatives and shall be used solely to assist Purchaser in establishing, operating and maintaining the TEMPO Direct Broadcast Satellite System.

     38.3.  No Additional Obligation.
            ------------------------

            Nothing contained in this Article 38 shall require Contractor to provide any data beyond that set forth in Exhibit A.

ARTICLE 39. AUTHORITY OF PURCHASER REPRESENTATIVE
            -------------------------------------

            No request, notice, authorization, direction or order received by Contractor and issued either pursuant to an article of this Contract, to a provision of any document incorporated in this Contract by reference, or otherwise, shall be binding upon either Contractor or Purchaser, unless issued or confirmed in writing by, Purchaser or by its authorized representative. Designations of authorized representatives (i) shall be in writing, signed by Purchaser's executive, and (ii) shall define the scope and limitations of the authorized representatives' authorities. A copy of each such designation and of each modification or cancellation thereof, shall be furnished to Contractor. Contractor shall immediately notify, in writing, Purchaser or its authorized representative whenever a request, notice, authorization, direction or order has been received from a representative of Purchaser other than David P. Beddow or his authorized representative, which, by the lack of authorization on the part of the issuing Purchaser's representative, would require an amendment to this Contract within the meaning of this Article 39, or an increase in the contract amount or amount allotted to this Contract, or which, but for such lack of authorization, would otherwise be the basis for a modification of the Statement of Work, delivery or performance schedule, price or any other terms and conditions of this Contract.

ARTICLE 40. PUBLIC RELEASE OF INFORMATION
            -----------------------------

            Within a reasonable time prior to the issuance of news releases, articles, brochures, advertisements, prepared speeches and other information releases concerning the work performed hereunder by Contractor, a subcontractor or any employee or a consultant of either, Contractor shall obtain the written approval of Purchaser concerning the content and timing of such releases. Purchaser's approval will not be unreasonably delayed or denied.

ARTICLE 41. NOTICES
            -------

     41.1.  Written Notification.
            --------------------

            Any notice(s) or correspondence required or permitted to be given or made hereunder shall be in writing (except where oral notice is specifically authorized). Wherever one Party is required or permitted to give written notice to the other pursuant to this Contract, such notice(s) shall be deemed to be duly given on the earliest of (i) actual receipt, irrespective of whether sent by post, telex, cable, facsimile transmission (followed by mailing of a hard copy), overnight courier or other method, or (ii) on the seventh (7th) day after the mailing by registered or certified mail, return receipt requested, postage prepaid and addressed as follows:

            In the case of Purchaser:    TEMPO Satellite, Inc.
                                         c/o Tele-Communications, Inc.
                                         Terrace Tower II
                                         5619 DTC Parkway
                                         Englewood, Colorado 80111-3000
                                         Attn: Mr. David Beddow
                                         Telecopy No.: (303) 488-3217
            With a separately
            delivered copy to:           Purchaser's legal department.

            And a separately
            delivered copy to:           PRIMESTAR Partners, L.P.
                                         100 North Presidential Blvd.
                                         Bala Cynwyd, PA 19004
                                         Attn: General Counsel
                                         Telecopy No.: (215) 660-6112

            In the case of Contractor:   Space Systems/LORAL
                                         3825 Fabian Way
                                         Palo Alto, CA 94303-4697
                                         Attn: TEMPO Contract Manager
                                         Telecopy No.: (415) 852-5656
                                         Alternate: Daniel E. Collins
                                         Telecopy No.: (415) 852-5656

     41.2.  Change of Address.
            -----------------

            Either Party from time to time may change its notice address and/or the Parties to be notified by giving the other Party written notice (as provided above) of the new address and/or Parties and the date upon which the change shall become effective.

ARTICLE 42. ORDER OF PRECEDENCE
            -------------------

            In the event of conflict between this Contract and the Exhibits hereto, the following order of decreasing precedence shall apply:

            .    Contract

            .    Exhibit A

            .    Exhibit B

            .    Exhibit C

            .    Exhibit D

ARTICLE 43. GENERAL
            -------

     43.1.  Limitation of Liability.
            ------------------------

            NEITHER PARTY SHALL BE LIABLE DIRECTLY OR INDIRECTLY TO THE OTHER OR TO PERMITTED ASSIGNEES OR SUCCESSOR OWNERS OF THE SATELLITE (S) FOR ANY AMOUNTS (INCLUDING ANY SUCH AMOUNTS CLAIMED BY THIRD PARTIES) REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS, OR INDIRECT, SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES (EXCLUDING ANY DAMAGES FOR WHICH CONTRACTOR BECOMES OBLIGATED TO INDEMNIFY PURCHASER PURSUANT TO ARTICLE 18 WHICH DAMAGES ARE OF A TYPE TYPICALLY AWARDED FOR INTELLECTUAL PROPERTY CLAIMS TO COMPENSATE CLAIMANT FOR THE VALUE OF THE USE OF INTELLECTUAL PROPERTY AT ISSUE, INCLUDING LOST ROYALTIES OR LICENSE FEES), ARISING FROM THE PERFORMANCE OR NONPERFORMANCE OF THIS CONTRACT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF THE LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), STATUTES OR ANY OTHER LEGAL THEORY, UNLESS SUCH ACT OR OMISSION ARISES FROM THE NON-CLAIMING PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. PURCHASER

            SHALL USE ITS BEST EFFORTS, WHEN NEGOTIATING AGREEMENTS WITH SATELLITE USERS AND OTHER PARTIES HAVING A FINANCIAL INTEREST IN THE OPERATION AND USE OF THE SATELLITES, TO OBTAIN SUCH PARTY'S AGREEMENT TO AN EQUIVALENT LIMITATION OF LIABILITY WITH RESPECT TO CONTRACTOR AND ITS SUBCONTRACTORS AND SUPPLIERS AT ANY TIER; PROVIDED, HOWEVER, THAT PURCHASER SHALL HAVE NO LIABILITY TO CONTRACTOR FOR PURCHASER'S FAILURE TO OBTAIN SUCH LIMITATIONS OF LIABILITY.

     43.2.  Binding Effect; Assignment.
            --------------------------

            This Contract shall be binding on and inure to the benefit of the Parties and their respective successors and assigns. Except as otherwise provided herein, this Contract may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party; provided that such approval shall not be unreasonably withheld and provided further that this Section 43.2 does not restrict Contractor from utilizing subsidiaries, its other divisions or stockholder companies to manufacture subsystems or components of the Satellites or other hardware, nor does it restrict Purchaser from assigning this Contract to any entity that, directly or indirectly, controls, is controlled by or is under common control with Purchaser. Either Party may assign security interests in their respective rights hereunder to lenders that provide financing for the performance by such Party under this Contract. In the event either Party is sold to or merged into another company, its responsibilities under this Contract shall not be altered and the successor shall become liable for performance of this Contract.

     43.3.  Severability.
            ------------

            If any provision of this Contract is declared or found to be illegal, unenforceable or void, the Parties shall negotiate in good faith to agree upon a substitute provision that is legal and enforceable and is as nearly as possible consistent with the intentions underlying the original provision. If the remainder of this Contract is not materially affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

     43.4.  Waiver.
            ------

            No delay or omission by either Party to exercise any right or power shall impair any such right or power or be construed to be a waiver thereof. No payment of money by any person or entity shall be construed as a waiver of any right or power under this Contract. A waiver by any Party of any of the covenants, conditions or contracts to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or contract herein contained. No change, waiver or discharge hereof shall be valid unless in writing and signed by an authorized representative of the Party against which such change, waiver or discharge is sought to be enforced.

     43.5.  Intentionally Omitted.
            ---------------------

     43.6.  Gender; Captions.
            ----------------

            As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this Contract.

     43.7.  Relationships of the Parties.
            ----------------------------

            It is expressly understood that Contractor, on the one hand, and Purchaser, on the other hand, intend by this Contract to establish the relationship of independent contractors, and do not intend to undertake the relationship of principal and agent or to create a joint venture or partnership between them or their respective successors in interests. Neither Contractor, on the one hand, nor Purchaser, on the other hand, shall have any authority to create or assume, in the name or on behalf of the other Party, any obligation, expressed or implied, nor to act or purport to act as the agent or the legally empowered representative of the other Party hereto for any purpose whatsoever.

     43.8.  Amendment.
            ---------

            Any modification, amendment or change to this Contract shall become effective only upon the execution in writing by the Parties of an amendment to this Contract setting forth such modification, amendment or change.

     43.9.  Entire Agreement.
            ----------------

            This Contract, including all Exhibits and Attachments hereto, represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, supersedes all prior negotiations and agreements with respect to the subject matter hereof, and can be modified, amended, supplemented or changed only by an agreement in writing which makes specific reference to this Contract and which is signed by both Contractor and Purchaser.

     43.10. Standard of Conduct.
            -------------------

            Both Parties agree that all their actions in carrying out the provisions of this Contract shall be in compliance with applicable laws and regulations and neither Party will pay or accept bribes, kickbacks or other illegal payments, or engage in unlawful conduct.

     43.11. Construction.
            ------------

            This Contract, the Exhibits and the Attachments hereto have been drafted jointly by the Parties and in the event of any ambiguities in the language hereof, there shall be no inference drawn in favor or against either Party.

     43.12. "Including".
            ---------

            Whenever the terms "including" or "include" are used in this Contract in connection with a list of items within a particular classification (whether or not the term is followed by the phrase "but not limited to" or words of similar effect), that list shall be interpreted to be illustrative only, and shall not be interpreted as a limitation on, or an exclusive list of, the items within that classification.

     43.13. Counterparts.
            ------------

            This Contract may be signed in any number of counterparts with the same effect as if the signature(s) on each counterpart were upon the same instrument.

     43.14. Applicable Law.
            --------------

            This Contract shall be interpreted, construed and governed, and the rights of the Parties shall be determined, in all respects, according to the laws of the State of New York.

     43.15. Survival.
            --------

            Termination or expiration of this Contract for any reason shall not release either Party from any liabilities or obligations set forth in this Contract which (i) the Parties have expressly agreed shall survive any such termination or expiration, including the obligations in Articles 13, 14, 15, 18, 19, 26, 27, 37 and 38 or
            (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

ARTICLE 44. ATTACHMENTS
            -----------
     The following Attachments are incorporated in this Contract:

            Attachment  A  Payment Plan

                        B  Non-Disclosure Agreement

                        C  Termination Liability Schedule

                        D  Form of Limited Guaranty (BSS)

                        E  Form of Parental Guaranty (Contractor)

                        F RF Equipment for BSS Satellite In-Orbit Test to be Provided by Purchaser

                        G  Ground Station Equipment

IN WITNESS THEREOF, the Parties have executed this Contact as of the Execution Date.

SPACE SYSTEMS/LORAL, INC.                    TEMPO SATELLITE, INC.



_________________________                    ____________________________
Title:    President                          Title: _____________________

Date: _____________                          Date:  ______________

EXHIBIT A-2, TEMPO DIRECT BROADCAST
SATELLITE SYSTEM (DBSS)


STATEMENT OF WORK


[*****]

EXHIBIT B-2, TEMPO DIRECT BROADCAST
SATELLITE SYSTEM (DBSS)


BSS SATELLITE SPECIFICATION


[*****]

EXHIBIT C-2, TEMPO DIRECT BROADCAST
SATELLITE SYSTEM (DBSS)

BSS PRODUCT ASSURANCE PLAN

[*****]

EXHIBIT D-2, TEMPO DIRECT BROADCAST
SATELLITE SYSTEM (DBSS)

BSS SATELLITE PROGRAM TEST PLAN

[*****]

BSS

ATTACHMENT A

[*****]

                                      BSS

                                 ATTACHMENT B

                               (NON-DISCLOSURE)

                           CONFIDENTIALITY AGREEMENT


THIS AGREEMENT is made and entered into this 18 day of May 1993, by and between PrimeStar Partners and Space Systems/Loral ("SS/L").

                                  WITNESSETH:
                                  ----------

In consideration of the mutual covenants and promises set forth herein, PrimeStar Partners and SS/L as follows:

1.  Acknowledgment of CONFIDENTIAL INFORMATION. PrimeStar Partners and SS/L (the
    ------------------------------------------
    "Parties") acknowledge and agree that CONFIDENTIAL INFORMATION is claimed to be proprietary to and a valuable trade secret of each of the Parties and that any unauthorized use thereof may cause irreparable harm and loss to such Party. "CONFIDENTIAL INFORMATION" means all information, documentation, terms, conditions and compensation arrangements disclosed in writing, or made available by one Party to the other, which is clearly marked as being confidential or proprietary, including, but not limited to, business, present and future plans, present and future products and policies of each Party.

    "CONFIDENTIAL INFORMATION" does not include information or documentation which (1) was acquired by a Party before the contemplated discussions and when such Party was under no obligation to keep such information confidential; (2) is or becomes publicly known through no wrongful act of a Party hereto; (3) is received from a third person or entity who is legally entitled to possession of such information; (4) is developed by a Party other than in the course of performance of contractual obligations under any contract between the Parties; or (5) was given orally, unless it is so designated at the time of disclosure and is summarized and identified as such in writing within thirty (30) days after disclosure.

2.  Obligations of Nondisclosure. In consideration of the disclosure to each
    ----------------------------
    other of CONFIDENTIAL INFORMATION, the Parties agree to treat such CONFIDENTIAL INFORMATION in the same manner and degree of care as it would its own CONFIDENTIAL INFORMATION, and to undertake the following additional obligations with respect thereto:

    (a) to use CONFIDENTIAL INFORMATION only for the purposes of determining whether the Parties will pursue further negotiations, and in the performance of any subsequent contractual obligations, if any;

    (b) not to copy, in whole or in part, CONFIDENTIAL INFORMATION, except as required to review such information;

           (c)  to limit dissemination of CONFIDENTIAL INFORMATION to:

                (i)        SS/L                      PrimeStar
                           ----                      ---------

                       D.E. Collins                  David Beddow
                       W.R. Avellino                 Marc Evans
                       C.L. Thorn                    John Cusick
                       E.M. Hunter                   Thad Mazurczyk
                       W.E. Schweickert
                       N.J. Barberis

                (ii) those of each Party's employees who have a need to know to perform the limited tasks set forth in item (a) above; and

                (iii) not to disclose CONFIDENTIAL INFORMATION outside of the receiving Party, other than to a Parties attorneys or accountants or a Parties related affiliates or individual partners as the case may be;

          (d) to return any written CONFIDENTIAL INFORMATION, including all copies and records thereof, to the disclosing Party upon request.

     3.   Survival. The restrictions and obligations of Paragraph 2 of this
          --------
          Agreement shall survive any expiration, termination or cancellation of this Agreement or of any other agreement between the Parties, and shall continue to bind the Parties, their successors, heirs and assigns, for a period of three years from the date hereof.

     4.   Governing Law.  This Agreement shall be construed and enforced in
          -------------
          accordance with the laws of the State of Colorado.

     5.   Legally Required Disclosure. If a Party or any of its representatives
          ---------------------------
          becomes legally compelled to disclose any of the CONFIDENTIAL INFORMATION, such Party agrees to provide the Party which provided the CONFIDENTIAL INFORMATION with prompt notice of such requirement and to cooperate with the Party which provided the CONFIDENTIAL INFORMATION in seeking to obtain a protective order or other arrangements pursuant to which the confidentiality of the CONFIDENTIAL INFORMATION is preserved. If such an order or arrangement is not obtained, the Party to which the CONFIDENTIAL INFORMATION is provided agrees that it and its representatives will disclose only that portion of the CONFIDENTIAL INFORMATION as is legally required.

     6.   No Agency.  Neither this Agreement nor the disclosure or receipt of
          ---------
          CONFIDENTIAL INFORMATION shall constitute or imply any promise or intention to enter into a partnership, agency or joint venture between the parties, to make or purchase any products or services by either party, or to make any commitment by either party with respect to the present or future marketing of any product or service.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives.

[LOGO OF PRIMESTAR APPEARS HERE]

By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------
Date:
     ------------------------

[LOGO OF SPACE SYSTEMS/LORAL APPEARS HERE]

By:
   --------------------------
Name:  Daniel E. Collins
     ------------------------
Title: Executive Director
      -----------------------
Date:  18 May 1993
     ------------------------

BSS

ATTACHMENT C

[*****]

BSS

ATTACHMENT D

[*****]

BSS

ATTACHMENT E

[*****]

BSS

ATTACHMENT F

[*****]

BSS

ATTACHMENT G

[*****]

                           CONTRACT AMENDMENT NO. 5
                                      TO
                            CONTRACT NO. TPO-1-290
                                    BETWEEN
                             TEMPO SATELLITE, INC.
                                      AND
                           SPACE SYSTEMS/LORAL, INC.
                                      FOR
                TEMPO DIRECT BROADCAST SATELLITE SYSTEM (DBSS)



     THIS CONTRACT AMENDMENT NO. 5 (the "Amendment") is entered into effective as of the 30th day of July, 1993 between TEMPO SATELLITE, INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

     WHEREAS, Contractor and Purchaser are parties to Contract No. TPO-1-290 dated February 22, 1990, as amended by the parties thereto, most recently pursuant to Contract Amendment No. 4 dated as of July 19, 1993 (as so amended, the "Contract").

     WHEREAS, Contractor and Purchaser desire to further amend the Contract.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   The following Paragraph 20.5 is hereby added to the Contract:
                        --------------

          20.5 Payment Default Certificate From PRIMESTAR Partners, L.P. In the
               ---------------------------------------------------------
     event Contractor receives a certificate and termination notice from PRIMESTAR Partners, L.P. ("PRIMESTAR") substantially in the form of Attachment I attached to this Contract (the "Certificate"), Purchaser shall
     ------------
     be deemed to have duly elected to terminate this Contract in its entirety pursuant to this Article 20, without further action by Contractor, Purchaser, PRIMESTAR or any other party, effective as of the date Contractor receives such Certificate. In such event, Contractor shall transfer all right, title and interest in and to assets, in the manner required in this Article 20, to PRIMESTAR in lieu of Purchaser, make all payments to be made by Contractor under this Article 20 to PRIMESTAR in lieu of Purchaser, and shall perform all of its other obligations under this Article 20 for the benefit of PRIMESTAR in lieu of Purchaser, in all cases as if PRIMESTAR were substituted for Purchaser under this Article 20, all pursuant to any directions thereafter provided by PRIMESTAR (to the extent such directions do not conflict with this Article 20).

     2. The provisions of this Amendment may not be terminated or modified except upon the execution in writing by the Parties and by PRIMESTAR of a document setting forth such termination or modification. Purchaser and Contractor acknowledge that PRIMESTAR has the right to enforce the provisions of this Amendment.

     3.   The form of Certificate attached to this Amendment as Exhibit A is
                                                                ---------
hereby added to the Contract as Attachment I thereto.
                                ------------

     4. All capitalized terms in this Amendment, not otherwise defined herein, shall have the meanings ascribed to them in the Contract.

     5. The Contract, as modified by the express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.


                                    PURCHASER:

                                    TEMPO SATELLITE, INC.



                                    By:    ___________________________________
                                           Gary S. Howard
                                           Vice President


                                    CONTRACTOR:

                                    SPACE SYSTEMS/LORAL, INC.



                                    By:    ___________________________________
                                    Name:  C.P.DeWitt
                                           -----------------------------------
                                    Title: Vice President
                                           -----------------------------------
                                           Finance & Administration
                                           -----------------------------------

                           CONTRACT AMENDMENT NO. 6
                                      TO
                            CONTRACT NO. TPO-1-290
                                    BETWEEN
                             TEMPO SATELLITE, INC.
                                      AND
                           SPACE SYSTEMS/LORAL, INC.
                                      FOR
                TEMPO DIRECT BROADCAST SATELLITE SYSTEM (DBSS)



     THIS CONTRACT AMENDMENT NO. 6 (the "Amendment") is entered into effective as of the 7th day of September, 1993 between TEMPO SATELLITE, INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

     WHEREAS, Contractor and Purchaser are parties to Contract No. TPO-1-290 dated February 22, 1990, as amended by the parties thereto, most recently pursuant to Contract Amendment No. 5 dated as of July 30, 1993 (as so amended, the "Contract").

     WHEREAS, Contractor and Purchaser desire to further amend the Contract.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   The pages from Exhibit B-2 to the Contract, attached to this Amendment
                         -----------
as Exhibit A and incorporated herein by reference, are hereby substituted for
   ---------
existing pages in Exhibit B-2, in their entirety, as follows:
                  -----------

          Existing Pages           Substituted Pages (Attached)
          --------------           ----------------------------
               1-3                       1-3

               3-3                       3-3

               3-5                       3-5 and 3-5a

               3-9                       3-9 and 3-9a

               3-19                      3-19

               3-20                      3-20

     2. All capitalized terms in this Amendment, not otherwise defined herein, shall have the meanings ascribed to them in the Contract.

     3. The Contract, as modified by the express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.


                                    PURCHASER:

                                    TEMPO SATELLITE, INC.



                                    By:    __________________________________
                                    Name:  David P. Beddow
                                           ----------------------------------
                                    Title: Vice President
                                           ----------------------------------


                                    CONTRACTOR:

                                    SPACE SYSTEMS/LORAL, INC.



                                    By:    ___________________________________
                                    Name:  C.P.DeWitt
                                           -----------------------------------
                                    Title: Vice President
                                           -----------------------------------
                                           Finance & Administration
                                           -----------------------------------

                           CONTRACT AMENDMENT NO. 7
                                      TO
                            CONTRACT NO. TPO-1-290
                                    BETWEEN
                             TEMPO SATELLITE, INC.
                                      AND
                           SPACE SYSTEMS/LORAL, INC.
                                      FOR
                TEMPO DIRECT BROADCAST SATELLITE SYSTEM (DBSS)



     THIS CONTRACT AMENDMENT NO. 7 (the "Amendment") is entered into effective as of the 14th day of October, 1993 between TEMPO SATELLITE, INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

     WHEREAS, Contractor and Purchaser are parties to Contract No. TPO-1-290 dated February 22, 1990, as amended by the parties thereto, most recently pursuant to Contract Amendment No.6 dated as of September 7, 1993 (as so amended, the "Contract").

     WHEREAS, Contractor and Purchaser desire to further amend the Contract.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Pointing Accuracy Specification Amendments.  Page 2-3 from Exhibit B-2
          ------------------------------------------                 -----------
to the Contract, attached to this Amendment as Exhibit A and incorporated herein
                                               ---------
by reference, is hereby substituted for the existing Page 2-3 in Exhibit B-2 in
                                                                 -----------
its entirety.

     2.   Defined Terms.  All capitalized terms in this Amendment, not otherwise
          -------------
defined herein, shall have the meanings ascribed to them in the Contract.

     3.   Ratification and Affirmation.  The Contract, as modified by the
          ----------------------------
express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

                                    PURCHASER:

                                    TEMPO SATELLITE, INC.



                                    By:    ___________________________________
                                    Name:  David P. Beddow
                                           -----------------------------------
                                    Title: Vice Predisent
                                           -----------------------------------


                                    CONTRACTOR:

                                    SPACE SYSTEMS/LORAL, INC.



                                    By:    ___________________________________
                                    Name:  C.P. DeWitt
                                           -----------------------------------
                                    Title: Vice President
                                           -----------------------------------
                                           Finance & Administration
                                           -----------------------------------

                            CONTRACT AMENDMENT NO. 8
                                       TO
                             CONTRACT NO. TPO-1-290
                                    BETWEEN
                             TEMPO SATELLITE, INC.
                                      AND
                           SPACE SYSTEMS/LORAL, INC.
                                      FOR
                 TEMPO DIRECT BROADCAST SATELLITE SYSTEM (DBSS)


     THIS CONTRACT AMENDMENT NO. 8 (the "Amendment") is entered into effective as of the 17th day of June, 1994, between TEMPO SATELLITE, INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

     WHEREAS, Contractor and Purchaser are parties to Contract No. TPO-1-290 dated February 22, 1990, as amended by the parties thereto, most recently pursuant to Contract Amendment No. 7 dated as of October 14, 1993 (as so amended, the "Contract").

     WHEREAS, Contractor and Purchaser desire to further amend the Contract.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Exhibit B-2 Substitution. Exhibit B-2 to the Contract (the "Old
          ------------------------  -----------
Exhibit B-2") is hereby deleted in its entirety, and replaced with the version
-----------
of Exhibit B-2 attached to this Amendment as Exhibit A and incorporated herein
   -----------                               ---------
by reference (the "New Exhibit B-2").
                       -----------

     2.   Description of Exhibit B-2 Changes.  Without limiting the generality
          ----------------------------------
of the Exhibit B-2 substitution contemplated in Paragraph 1 of this Amendment,
       -----------                              -----------
the following describes certain features of New Exhibit B-2 that differ from Old
                                                -----------
Exhibit B-2:
-----------

                                                               PAGE NUMBERS IN
               FEATURES IN NEW EXHIBIT B-2                     NEW EXHIBIT B-2
               ---------------------------                     ---------------
a.   Incorporates a separate receive antenna to the BSS         1-1, 1-2 and 1-3
     spacecraft to maintain the EIRP and G/T
     specification.

b.   Revises the command receiver to operate at both           5-1(b), 5-1(c), 5-5
     17GHz and 14GHz for the BSS spacecraft.                        and 5-6

                                                                 PAGE NUMBERS IN
               FEATURES IN NEW EXHIBIT B-2                       NEW EXHIBIT B-2
               ---------------------------                       ---------------
c.   Modifies the TT&C antenna system to incorporate               5-1(b) and 5-4
     wider angled omni antennas for the BSS spacecraft.

d.   Incorporates TT&C coverage on the communication            1-2, 1-3, 5-1, 5-1(a),
     receive antenna on the BSS spacecraft.                     5-1(b), 5-5 and 5-5(a)

e.   Revises performance of Channel 2 frequency                  3-19, 3-19(a), 3-20
     response and group delay on the BSS spacecraft to               and 3-20(a)
     incorporate the directional filter required for the
     TT&C.

f.   Adds block diagram defining the new TT&C design                   5-1(b)
     for the BSS spacecraft.

g.   Assigns TT&C frequencies for the BSS spacecraft             5-1(c), 5-4 and 5-6
     and revises the frequency plan.

h.   Revises the on-axis EIRP for the telemetry beacon to                5-4
     7dBW left hand circular polarization for the BSS
     spacecraft, and revises the edge of coverage EIRP to
     3dBW.

i.   Revises the command uplink saturated flux density to            5-1 and 5-5
     minus 91.8 dBW/m/2/ using the on-axis
     communication receive antenna, and revises the
     TT&C to ranging saturated flux density to minus 87
     dBW/m/2/ using the on-axis communication receive
     antenna.

j.   Incorporates a specification to adjust, by ground               5-3 and 5-6
     command, for aging variations of the command
     receive center frequency on the BSS spacecraft.

k.   Incorporates a specification to enable or disable, by               5-6
     ground command, the command receiver AFC
     functions on the BSS spacecraft.

l.   Revises the command receiver to bit detector                   5-1b and 5-6
     interface to include switches in the cross-strap
     connection.

                                                                 PAGE NUMBERS IN
               FEATURES IN NEW EXHIBIT B-2                       NEW EXHIBIT B-2
               ---------------------------                       ---------------
m.   Revises the TWTA redundancy switch arrangement                    1-2
     to include redundancy of channel amplifiers as shown
     in payload block diagram in Figure 1.2.

n.   Revises specification to provide compatibility with            1-1 and 2-1
     Proton launch vehicle.

o.   Revises EIRP city tables to incorporate optimization           3-6 and 3-10
     of polygon EIRP values and revises city EIRP values
     in accordance with final polygon EIRP.

p.   Revises communications frequency plan to include                  3-4
     TT&C frequencies.

q.   Revises the block diagram of payload gain                         3-2
     distribution, Figure 3-1, for proper levels.

r.   Revises the allowable variation in SFD between any                3-16
     two transponders in the event of two failed receivers
     on the same equipment deck from 3.7dB to 4.2dB.

s.   Revises the allowable AM/PM conversion                          3-21, 3-21a
     specification.

t.   Revises telemetry transmitter specification to                    5-4
     incorporate from one to three subcarriers, selectable
     by ground command.

u.   Incorporates a loop stress voltage in the telemetry               5-6
     for monitoring tuning of the command receiver
     center frequency.

v.   Defined the demarcation for transponder input and                 3-1a
     output sections.

w.   Updated contents, illustrations and tables.                    iii, iv, vi

The foregoing descriptions of New Exhibit B-2 are solely for ease of reference.
                                  -----------
In the event of any inconsistency between the descriptions of New Exhibit B-2
                                                                  -----------
set forth in this Paragraph 2, and New Exhibit B-2, the language in New Exhibit
                  -----------          -----------                      -------
B-2 shall govern.
---

     3.   Defined Terms.  All capitalized terms in this Amendment, not otherwise
          -------------
defined herein, shall have the meanings ascribed to them in the Contract.

     4.   Ratification and Affirmation.  The Contract, as modified by the
          ----------------------------
express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

     5.   Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, all of which taken together shall constitute the Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.


                                    PURCHASER:

                                    TEMPO SATELLITE, INC.



                                    By:    ___________________________________
                                    Name:  David P. Beddow
                                    Title: Vice President


                                    CONTRACTOR:

                                    SPACE SYSTEMS/LORAL, INC.



                                    By:    ___________________________________
                                    Name:  C.P.DeWitt
                                    Title: Vice President,
                                           Finance & Administration

                           CONTRACT AMENDMENT NO. 9
                                      TO
                            CONTRACT NO. TPO-1-290
                                    BETWEEN
                             TEMPO SATELLITE, INC.
                                      AND
                           SPACE SYSTEMS/LORAL, INC.
                                      FOR
                TEMPO DIRECT BROADCAST SATELLITE SYSTEM (DBSS)


     THIS CONTRACT AMENDMENT NO. 9 (the "Amendment") is entered into effective as of the 15th day of July, 1994, between TEMPO SATELLITE, INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

     WHEREAS, Contractor and Purchaser are parties to Contract No. TPO-1-290 dated February 22, 1990, as amended by the parties thereto, most recently pursuant to Contract Amendment No. 8 dated as of June 17, 1994 (as so amended, the "Contract").

     WHEREAS, Contractor and Purchaser desire to further amend the Contract.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Contract, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Launch Vehicles.  Notwithstanding any provision in Section 34.1 or
          ---------------                                    ------------
elsewhere in the Contract to the contrary, the [*****] Launch Vehicle is hereby replaced with a launch on a [*****] Launch Vehicle, with no resulting reductions or other modifications to the price set forth in Section 4.1.
                                                 -----------

     2.   Dual Path.  At all times during the term of the Contract prior to and
          ---------
including the Dual Path Termination Date (as hereinafter defined), Contractor, at Contractor's sole expense, shall maintain a dual path to support the construction, launch and delivery of satellites and the delivery of ground equipment and services contemplated in Contract No. TPO-1-693 dated July 19, 1993 (the "FSS Contract"), between Contractor and Purchaser, and shall otherwise take any and all actions necessary to timely fulfill all of Contractor's obligations under the FSS Contract as if the FSS Contract were in full force and effect, simultaneously with the performance of Contractor's obligations under the Contract. For the purposes of the Contract and this Amendment, "Dual Path Termination Date" shall be defined as the date that is the earlier to occur of the following: (i) July 31, 1994; (ii) the date that the FSS Contract actually becomes effective pursuant to Section 1.2 thereof; or (iii) any transfer of work
                              -----------
in progress under the Contract to a fixed satellite system at the direction of Purchaser.

     3.   Price Increase.  In consideration of Contractor's dual path efforts
          --------------
under the Contract, the Firm Fixed Price set forth in Section 4.1 of the
                                                      -----------
Contract shall be increased by [*****] from [*****] to [*****] which [*****] increase shall be invoiced in the same manner as all other installments of the Firm Fixed Price, and shall be due and payable in three equal installments, each in the amount of [*****] in June 1994, July, 1994 and August 1994 respectively.

     4.   Defined Terms.  All capitalized terms in this Amendment, not otherwise
          -------------
defined herein, shall have the meanings ascribed to them in the Contract.

     5.   Ratification and Affirmation.  The Contract, as modified by the
          ----------------------------
express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

     6.   Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, all of which taken together shall constitute the Amendment.

     IN WITNESS THEREOF, the parties have executed this Amendment effective as of the date first above written.


                                        PURCHASER:

                                        TEMPO SATELLITE, INC.



                                        By: ____________________________________
                                            David P. Beddow, Vice President


                                        CONTRACTOR:

                                              SPACE SYSTEMS/LORAL, INC.



                                        By: ____________________________________
                                            C.P. DeWitt, Vice President,
                                            Finance & Administration

                           CONTRACT AMENDMENT NO. 10
                                      TO
                            CONTRACT NO. TPO-1-290
                                    BETWEEN
                             TEMPO SATELLITE, INC.
                                      AND
                           SPACE SYSTEMS/LORAL, INC.
                                      FOR
                TEMPO DIRECT BROADCAST SATELLITE SYSTEM (DBSS)


     THIS CONTRACT AMENDMENT NO. 10 (the "Amendment") is entered into effective as of the 29/th/ day of September, 1994, between TEMPO SATELLITE, INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

     WHEREAS, Contractor and Purchaser are parties to Contract No. TPO-1-290 dated February 22, 1990, as amended by the parties thereto, most recently pursuant to Contract Amendment No. 9 dated as of July 15, 1994 (as so amended, the "Contract");

     WHEREAS, the Contract currently provides for Satellite No. 1 delivery to geostationary longitude location 119 degrees W. L. and Satellite No. 2 delivery to geostationary longitude location 166 degrees W.L.;

     WHEREAS, Purchaser's affiliate, Tempo DBS, Inc ("TDBS"), and Advanced Communications Corporation ("ACC") have filed an application with the Federal Communication Commission ("FCC") requesting consent to the assignment of the direct broadcast satellite construction permit held by ACC to TDBS; and

     WHEREAS, Contractor and Purchaser, subject to FCC approval of the pending application of TDBS, desire to further amend the Contract to have Satellite No. 1 and Satellite No. 2 delivered to geostationary longitude location 110 degrees W.L. and to order three additional satellites to be delivered to geostationary longitude locations 119 degrees, 166 degrees and 148 degrees W.L., respectively, all in the manner set forth in this Amendment.

     NOW THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Contract, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Alternate Orbital Location. The Purchaser hereby exercises its option pursuant to Article 35 of the Contract and designates the alternate geostationary longitude Delivery location for both Satellite No. 1 and Satellite No. 2 to be 110 degrees W.L., and Contractor agrees to such alternate orbital location election notwithstanding any provision in Article 35 to the contrary.

     2.   Additional Satellites.  The Purchaser exercises its option pursuant to
Article 28 of the Contract, subject to FCC approval, to purchase additional satellites for Delivery as follows: (a) Satellite No. 3 for Delivery by May, 1998 at 119 degrees W.L.; (b) Satellite No. 4 for Delivery by May, 1998 at 166 degrees W.L.; and (c) Satellite No. 5 for Delivery by December 1998 at 148 degrees W.L., and Contractor agrees to construct such additional satellites pursuant to such Delivery dates notwithstanding any provision in Article 28 to the contrary.

     3. Price Increase. Notwithstanding any provision in Article 35 or elsewhere in the Contract to the contrary, in consideration of the Purchaser's exercise of the alternate orbital location option pursuant to paragraph 1 of this Amendment, Purchaser shall pay Contractor, the sum of [*****] Contractor shall invoice Purchaser for accumulated payments due to date under the Contract Attachment A - Option For Alternate Orbital Location (2 Satellites), Article 35, Payment Plan less the amount of [*****] and thereafter invoice the Purchaser in accordance with the "Decision in Mth 13-24" column of the payment plan. Notwithstanding any provision in Article 28 or elsewhere in the Contract to the contrary, in consideration of Purchaser's order of additional satellites pursuant to paragraph 2 of this Amendment, Contractor acknowledges that, for the purposes of payment under the Contract Attachment A- Additional Satellites Option, Article 28, [*****] the Date of Order (DO) shall be deemed to occur sixty (60) days following the date on which Purchaser has received the necessary FCC authority to construct the relevant additional satellites. Purchaser further acknowledges that the Delivery dates specified in paragraph 2 of this Amendment are subject to the Purchaser obtaining timely regulatory approval.

     4. Exhibits. The attached exhibits are hereby incorporated and made part of this Amendment.

          Exhibit A-2, Statement of Work for 110 degrees West
          Exhibit A-2, Statement of Work for 148 degrees West
          Exhibit B-2, BSS Satellite Specification for 110 degrees West Exhibit B-2, BSS Satellite Specification for 148 degrees West Exhibit C-2 BSS Product Assurance Plan for 110 degrees West Exhibit C-2 BSS Product Assurance Plan for 148 degrees West Exhibit D-2 BSS Satellite Program Test Plan for 110 degrees West Exhibit D-2 BSS Satellite Program Test Plan for 148 degrees West

     5. Defined Terms. All capitalized terms in this Amendment, not otherwise defined herein, shall have the same meanings ascribed to them in the Contract.

     6. Ratification and Affirmation. The Contract, as modified by the express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

     7. Counterparts. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute the Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.


PURCHASER:                              CONTRACTOR:
TEMPO SATELLITE, INC.                   SPACE SYSTEMS/LORAL, INC.



By:______________________________       By:________________________________
David P. Beddow, Vice President              C.P. DeWitt, Vice President
                                             Finance & Administration

                           CONTRACT AMENDMENT NO. 11
                                      TO
                            CONTRACTS NO. TPO-1-290
                                    BETWEEN
                             TEMPO SATELLITE INC.
                                      AND
                              SPACE SYSTEMS/LORAL
                                      FOR
                        TEMPO DIRECT SATELLITE SYSTEMS


     THIS CONTRACT AMENDMENT NO. 11 (the "Amendment") is entered into effective as of the 30th day of May 1995, between TEMPO SATELLITE, INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

     WHEREAS, Contractor and Purchaser are parties to Contract No. TPO-1-290 dated July 19, 1993, as amended by the parties thereto, most recently pursuant to Contract Amendment No. 10 dated September 29, 1994 (as so amended, the "Contracts"),

     WHEREAS, Contractor and Purchaser have agreed to proceed immediately with the design, analysis, fabrication and test of six (6) sets of antennas (excluding the 110 degrees receive antenna) to support four (4) orbital locations at 61.5 degrees, 110 degrees, 119 degrees and 166 degrees with an anticipated Contract Amendment date of June 24, 1995 pending Purchaser's final assessment of TEMPO satellite design and locations, (The 61.5 degrees and 166 degrees antennas will be designed to cover both 61.5 degrees and 166 degrees in one design.)

     WHEREAS, Purchaser has notified Contractor that it shall select the final designs of the TEMPO satellites on or about June 15, 1995,

     WHEREAS, Contract and Purchaser have agreed that Purchaser's total liability for the effort to be provided by Contractor through June 30, 1995, in this Amendment, shall be [*****] and such amount reflects only the termination liability for the efforts to be provided by this Amendment through June 30, 1995,

     WHEREAS, Contractor and Purchaser have agreed that the effort to be provided by this Amendment includes: Contractor initiation of (a) in-house efforts on six (6) Sets of Antennas, engineering and planning and (b) procurement of long lead items (e.g., Antenna molds, Cray rental and graphite),

     WHEREAS, Contractor and Purchaser agree that subsequent to the final design selection by Purchaser, an equitable adjustment to the affected terms and conditions of the Tempo Contract, including schedule, schedule penalties, and/or price (including insurance effect), as may be applicable, will be negotiated and subject of a separate modification to the TEMPO BSS Contract;

and, TEMPO shall be credited for the price of this amendment in the subsequent amendment, and such amendment shall not duplicate any efforts to be provided by this Amendment,

     WHEREAS, Contractor and Purchaser desire to amend the BSS Contract price to reflect an increase in the BSS Contract price of $1,000,000;

     NOW THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Contract, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Design Effort.  Contractor shall immediately commence design efforts
          -------------
for six (6) sets of antennas from the effective date of this Amendment through June 24, 1995.

     2.   Price Increase.  In consideration of Contractor's efforts under the
          --------------
Contract, the Firm Fixed Price set forth in Section 4.1 of the Contract shall be increased by [*****] from [*****] to [*****] which [*****] increase shall be invoiced in the same manner as all other installments of the Firm Fixed Price, and shall be due and payable in one payment in July 1995.

     3.   Defined Terms.  All capitalized terms in this Amendment, not otherwise
          -------------
defined herein, shall have the meanings ascribed to them in the Contracts.

     4.   Ratification and Affirmation.  The Contracts, as modified by the
          ----------------------------
express terms of this Amendment, are hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

CONTRACTOR:                              PURCHASER:

SPACE SYSTEMS/LORAL, INC.                TEMPO SATELLITE, INC.

By:    __________________________        By:    _________________________
Name:  C.P. DeWitt                       Name:  David P. Beddow
       --------------------------               -------------------------
Title: Vice President,                   Title: Vice President
       --------------------------               -------------------------
       Finance & Administration
       --------------------------

              CONTRACT AMENDMENT NO. 12 TO CONTRACT NO. TPO-1-290

          BETWEEN TEMPO SATELLITE, INC. AND SPACE SYSTEMS/LORAL, INC.

              FOR TEMPO DIRECT BROADCAST SATELLITE SYSTEM (DBSS)


          THIS CONTRACT AMENDMENT NO. 12 (the "Amendment") is entered into effective as of the 11th day of August, 1995, between TEMPO SATELLITE, INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

     WHEREAS, Contractor and Purchaser are parties to Contract No. TPO-1-290 dated February 22, 1990, as amended by the parties thereto, most recently pursuant to Contract Amendment No. 11 dated May 30, 1995 (as so amended, the "Contract"); and

     WHEREAS, Contractor and Purchaser have agreed to Amendment No. 11 to negotiate an equitable adjustment to the affected terms and conditions of the Tempo Contract;

     NOW THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Contract, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Antenna Construction. Contractor shall proceed with the design, analysis, fabrication and test of four (4) transmit antennas for the 110 degreesW. L. orbital location (the "110 degrees Antenna Option") and undertake such as work as may be necessary to be able to complete four (4) transmit and two (2) receive antennas for the 119 degreesW. L. orbital location (the "119 degrees Antenna Option"), provided the notification of a change from 110 degrees to 119 degrees orbital location is provided, in writing, to the Contractor by the Purchaser no later than October 1, 1995.

     2. Price Increase. Notwithstanding any provision in the Contract to the contrary, in consideration of the 110 degrees Antenna Option the Firm Fixed Price set forth in Section 4.1 of the Contract and amended by Amendment No. 11 shall be increased by [*****] from [*****] to [*****] which [*****] increase shall be invoiced in the same manner as all other installments of the Firm Fixed Price, and shall be due and payable on the following schedule.

                  110 degrees OPTION ANTENNA PAYMENT SCHEDULE
                  -------------------------------------------

=====================================================================
Amendment No. 11
Firm Fixed Price                                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
Amendment No. 12
Firm Fixed Price                                            [*****]
=====================================================================

If the notification of a change from the 110 degrees to 119 degrees orbital location is given, in writing, to the Contractor by the Purchaser no later than October 1, 1995, thereby exercising the 119 degrees Antenna Option, the Firm Fixed Price set forth in Section 4.1 of the Contract and amended by Amendment no. 11 shall be increased by [*****] from [*****] to [*****] which [*****] increase shall be invoiced in the same manner as all other installments of the Firm Fixed Price, and shall be due and payable on the following schedule.

                      119 degrees OPTION ANTENNA PAYMENT SCHEDULE
                      -------------------------------------------

=====================================================================
Amendment No. 11
Firm Fixed Price                                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
[*****]                            [*****]
--------------------------------------------
Amendment No. 12
Firm Fixed Price                                            [*****]
=====================================================================

     3. Schedule. Attached as Exhibit A to this Amendment No. 12 is the schedule for Satellite No. 1 (FM-1) and Satellite No. 2 (FM-2) delivered to geostationary longitude location 110 degrees W.L. or 119 degrees W.L. The Purchase shall provide the Contractor with approval of antenna patterns within five (5) working days of submittal of the patterns by the Contractor to the Purchaser. Notwithstanding any provision in Article 21 or elsewhere in the Contract to the contrary, the Contractor and the Purchaser agree to change the first sentence of Section 21.1, Reimbursement for Satellite Delivery Delay, is
                                ------------------------------------------
hereby amended to change [*****] after Execution to [*****] after Execution".

     4. Defined Terms. All capitalized terms in this Amendment, not otherwise defined herein, shall have the same meanings ascribed to them in the Contract.

     5. Ratification and Affirmation. The Contract, as modified by the express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

     6. Counterparts. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute the Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

PURCHASER:                              CONTRACTOR:

TEMPO SATELLITE, INC.                   SPACE SYSTEMS/LORAL, INC.


By:______________________________       By:________________________________
   David P. Beddow, Vice President         C. P. DeWitt, Vice President
                                           Finance & Administration

              CONTRACT AMENDMENT NO. 13 TO CONTRACT NO. TPO-1-290
          BETWEEN TEMPO SATELLITE, INC. AND SPACE SYSTEMS/LORAL, INC.
              FOR TEMPO DIRECT BROADCAST SATELLITE SYSTEM (DBSS)


     THIS CONTRACT AMENDMENT NO. 13 (the "Amendment") is entered into effective as of the 15th day of March, 1996, between TEMPO SATELLITE, INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

     WHEREAS, Contractor and Purchaser are parties to Contract No. TPO-1-290 dated February 22, 1990, as amended by the parties thereto, most recently pursuant to Contract Amendment No. 12 dated as of August 11, 1995 (as so amended, the "Contract"); and

     WHEREAS, Contractor and Purchaser have agreed to proceed immediately with
(i) the design, analysis, fabrication and test of six (6) antennas to support an orbital location of 82 degrees W.L. (the "Optional Parts") and (ii) termination of all partial design efforts associate with the orbital location of 61.5 degrees,

     NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Contract, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Optional Parts - Antennas.  Contractor shall proceed with the design,
          -------------------------
analysis, fabrication and test of four (4) transmit antennas and two (2) receive antennas for the 82 degrees W.L. Orbital location. The Contract Specification document, Exhibit B-2, is hereby amended and replaced in its entirety by the Exhibit B-2 document dated "23 February 1996 FINAL" and attached hereto. The Contractor shall, upon written instructions from the Purchaser, such instructions to be given no later than June 1, 1996, install either the 82 degrees Antenna Option antennas or the 110 degrees (revised) Antenna Option antennas on Tempo Flight 1 or Flight 2, as the case may be. Current schedule assessments for Tempo Flight 1 or Flight 2 are attached hereto. Should Purchaser, by written notification to the Contractor, direct the launch of Flight 1 or Flight 2 to be delayed, then the June 1, 1996 notification date will be changed by mutual agreement.

     2.   Launch Options.  The Contractor has obtained confirmation a new launch
          --------------
window, November 1 - 30, 1996, for the Proton launch vehicle. The Purchaser agrees to the new launch window which is provided to Contractor and Purchaser at no additional cost by International Launch Services ("ILS") on behalf of Lockheed-Khrunichev-Energia, Inc. ("LKEI"). The currently scheduled launch window for the Atlas IIA launch vehicle is September 17 through October 17, 1996. The Contractor has confirmed an option, to be exercised no later than March 30, 1996, for a new Atlas IIA launch window, March 1, 1997 through April 1, 1997. The Purchaser agrees to the new launch window option which is provided to Contractor and Purchaser at a price of [*****] by ILS on behalf of Lockheed Martin Commercial Launch Services. The Contractor shall, prior to March 30, 1996, or at least five (5) days prior to any date to which the exercise of the Atlas IIA option is postponed by mutual agreement, provide the Purchaser with an itemized list of any additional cost to be incurred by the delay in the Atlas IIA launch.

     3.   Price Increase.  Notwithstanding any provision in the Contract to the
          --------------
contrary, in consideration of the 82 degrees Antenna Option and the Atlas IIA launch window option the Firm Fixed Price set forth in Section 4.1 of the Contract shall be increased by [*****] from [*****] to [*****] which [*****] increase shall be invoiced in the same manner as all other installments of the Firm Fixed Price, and shall be due and payable on the following schedule.

                  82 degrees OPTION ANTENNA PAYMENT SCHEDULE
                  ------------------------------------------

=============================================================================
Firm Fixed Price    DEFINED IN TABLE BELOW                       [*****]
[*****]                            [*****]
-------------------------------------------
[*****]                            [*****]
-------------------------------------------
[*****]                            [*****]
-------------------------------------------
[*****]                            [*****]
-------------------------------------------
[*****]                            [*****]
-------------------------------------------
[*****]                            [*****]
-------------------------------------------
Amendment No. 13                                                 [*****]
Firm Fixed Price
=============================================================================

           CALCULATION OF FIRM FIXED PRICE PRIOR TO AMENDMENT NO. 13
           ---------------------------------------------------------

=============================================================================
BSS Firm Fixed Price    as of Amendment #4                       [*****]
[*****]                 [*****]
-------------------------------------------
[*****]                 [*****]
-------------------------------------------
[*****]                 [*****]
-------------------------------------------
[*****]                 [*****]
-------------------------------------------
[*****]                 [*****]
-------------------------------------------
[*****]                 [*****]
-------------------------------------------
[*****]                 [*****]
-------------------------------------------
[*****]                 [*****]
-------------------------------------------
[*****]                 [*****]
-------------------------------------------
AMENDMENT NO. 12        as of Amendment #12                      [*****]
=============================================================================

If Purchaser terminates, by written notice, the 110 degrees Option Antenna, as defined in Amendment No. 12 and FM-1 and/or FM-2 are launched with antennas designed for an orbital location other than the 110 degrees W.L. BSS orbital location the Contractor (i) acknowledges that the antennas may not be used on any other satellite program without the written consent of the Purchaser, shall use its best efforts to use the Purchaser's 110 degrees Option Antennas on any subsequent BSS satellite construction program for 110 degrees, and (iii.a)
                                                               ---
refund to the Purchaser the sum of [*****], within thirty (30) days of the date on which any set of 110 degrees Option Antenna is mounted on any satellite which is not the subject of the Contract, or (iii.b) refund to the Purchaser the sum
                                    --
of [*****] within thirty--(30) days of the date on which any set of 110 degrees antenna where the antenna Pattern design work and/or antenna mold which is the subject of this Contract is used in the design and construction of such a 110 degrees antenna, is mounted on any satellite which is not the subject of the Contract.

If Purchaser terminates, by written notice, the 82 degrees Option Antenna, as defined in this Amendment No. 13, (i) on or before April 1, 1996, the obligation of the Purchaser to make the 82 degrees Option Antenna payments for May through August 1996, as defined in the table above, shall also terminate and the Amendment No. 13 Firm Fixed Price shall be adjusted accordingly, or (ii) on or before May 1, 1996, the obligation of the Purchaser to make the 82 degrees Option Antenna payments for June and August 1996, as defined in the table above, shall also terminate and the Amendment No. 13 Firm Fixed Price shall be adjusted accordingly.

     4.   Schedule.  Attached to this Amendment No. 13 are the schedules for
          --------
Tempo Flights 1 and 2 to be delivered to the geostationary longitude location 82 degrees or 110 degrees W.L. Purchaser has provided Contractor with approval of antenna patterns within five (5) working days of submittal of the patterns by Contractor to Purchaser. The Delivery of F-1 an F-2 are contingent upon availability of the Proton and Atlas IIA launch vehicle. Notwithstanding any provision in Article 21, as amended by Amendment No. 12 or elsewhere in the Contract to the contrary, Contractor and Purchaser agree to change the first sentence of Section 21.1, Reimbursement for Satellite Delivery Delay, to read [*****] after Execution or [*****]

     5.   Defined Terms.  All capitalized terms in this Amendment, not otherwise
          -------------
defined herein, shall have the same meanings ascribed to them in the Contract.

     6.   Ratification and Affirmation.  The Contract, as modified by the
          ----------------------------
express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

     7.   Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, all of which taken together shall constitute the Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

PURCHASER:                                 CONTRACTOR
TEMPO SATELLITE, INC.                      SPACE SYSTEMS/LORAL, INC.



By:  ____________________________          By:  ________________________
     David P. Beddow, Vice President       C.P. DeWitt, Vice President
                                           Finance & Administration

              CONTRACT AMENDMENT NO. 14 TO CONTRACT No. TPO-1-290
          BETWEEN TEMPO SATELLITE, INC. AND SPACE SYSTEMS/LORAL, INC.
               FOR TEMPO DIRECT BROADCAST SATELLITE SYSTEM (DBSS)


     THIS CONTRACT AMENDMENT NO. 14 (the "Amendment") is entered into effective as of the 6th day of May, 1996, between TEMPO SATELLITE, INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

     WHEREAS, Contractor and Purchaser are parties to Contract No. TPO-1-290 dated February 22, 1990, as amended by the parties thereto, most recently pursuant to Contract Amendment No. 13 dated as of March 15, 1996 (as so amended, the "Contract"); and

     WHEREAS, Contractor and Purchaser have agreed that Contractor shall provide insurance for Purchaser's Satellite launch and a one hundred eighty (180) day initial operations period (the "Insurance Coverage"), as more fully described in Attachment A - SATELLITE LAUNCH AND INITIAL OPERATIONS INSURANCE POLICY (the "Policy"); and

     WHEREAS, Contractor and Purchaser have agreed that Purchaser's total liability for the Insurance Coverage provided by the Contractor under this Amendment shall remain unchanged.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Contract, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Insurance Coverage.  Contractor shall obtain Insurance Coverage
          ------------------
for each of the Purchaser's Satellites including launch and an initial operating period of one hundred eighty (180) days from launch of the satellite (the "Period"). Subsequent to in-orbit testing and Acceptance or Qualified Acceptance, the Purchaser shall have the exclusive right to use and operate the Satellite(s); provided, however, that Contractor shall remain as designated Loss Payee of the Insurance Coverage policy for the duration of the one hundred eighty (180) day period from launch of the satellite.

     2.   Warranty and Damages.  If a Partial Loss occurs during the Period for
          --------------------
which an insurance claim is honored, Damages will be paid to the Purchaser by the Contractor in accordance with Article 23 of the Contract, such payment to be adjusted only to take into account the Deductible under the Policy. The Policy Deductible is five percent (5%). Nothing in this Amendment alters the Contractor's obligation to the Purchaser as to Warranty Payback under Articles 13 and 14 of the Contract. If during the Period Satellite fails to meet the criteria for Qualified Acceptance, the Contractor's obligations under Article 10, Section 4 and Article 33, as the case may be, shall apply.

     3.   Defined Terms.  All capitalized terms in this Amendment, not otherwise
          -------------
defined herein, shall have the same meanings ascribed to them in the Contract.

     4.   Ratification and Affirmation.  The Contract, as modified by the
          ----------------------------
express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

     5.   Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, all of which taken together shall constitute the Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

PURCHASER:                                     CONTRACTOR
TEMPO SATELLITE, INC.                          SPACE SYSTEMS/LORAL, INC.



By: _____________________________           By: ____________________________
    David P. Beddow, Vice President             C.P. DeWitt, Vice President
                                                Finace & Admisnistration

              CONTRACT AMENDMENT NO. 15 TO CONTRACT NO. TPO-1-290
          BETWEEN TEMPO SATELLITE, INC. AND SPACE SYSTEMS/LORAL, INC.
               FOR TEMPO DIRECT BROADCAST SATELLITE SYSTEM (DBSS)


     THIS CONTRACT AMENDMENT NO. 15 (the "Amendment") is entered into effective as of the 12/th/ day of June, 1996, between TEMPO SATELLITE INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

     WHEREAS, Contractor and Purchaser are the parties to Contract NO. TPO-1-290 dated February 22, 1990, as amended by the paries thereto, most recently pursuant to Contract Amendment No. 14 dated as of May 6, 1995 (as so amended, the "Contract"); and

     WHEREAS, Contractor and Purchaser have agreed to new terms regarding the continuation of the fabrication and test of three (3) antennas to support an orbital location of 119 degrees W.L.

     NOW THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Contract, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   119 degrees Antenna Continuation for Flight 2.  Contractor shall
          --------------------------------------------
proceed with the fabrication and test of two (2) transmit antennas and one (1) receive antennas for the 119 degrees W.L. orbital location, as previously designed and analyzed in accordance with the Contract Specification. The Contractor shall, upon written instructions from the Purchaser, such instructions to be given [*****], install either the 119 degrees or 82 degrees Antenna Option antennas or the 110 degrees (revised) Antenna Option antennas on Tempo Flight 2, currently scheduled to be launched on an Atlas IIA vehicle in February/March 1997 launch window. Schedule attached - Tempo 2, 6/21/96.

     2.   Flight 1.  The Contractor shall, upon written instructions from the
          --------
Purchaser, such instructions to be given [*****], install either the 82 degrees Antenna Option antennas or the 110 degrees (revised) Antenna Option antennas on Tempo Flight 2, currently scheduled to be launched on a Proton vehicle in the December 1996 launch window.

     3.   Price Increase.  Notwithstanding any provision in the Contract to the
          --------------
contrary, in consideration of maintaining the flexibility for antenna usage as stated above, the Firm Fixed Price set forth in Section 4.1 of the Contract shall be increased by [*****] from [*****] to [*****] which [*****] increase shall be invoiced in the same manner as all other installments of the Firm Fixed Price, and shall be due and payable on the following schedule.

     119DEGRESS ANTENNA CONTINUATION PAYMENT SCHEDULE
-----------------------------------------------------------------
 Firm Fixed Price    Defined in Table Below           [*****]
[*****]                     [*****]
-----------------------------------------
[*****]                     [*****]
-----------------------------------------
[*****]                     [*****]
-----------------------==================

              [*****]       [*****]
-----------------------------------------========================

Amendment No. 15
 Firm Fixed Price                                     [*****]
=================================================================



      CALCULATION OF FIRM FIXED PRICE PRIOR TO AMENDMENT NO. 15
      ---------------------------------------------------------
=================================================================

BSS Firm Fixed Price   As of Amendment #4            [*****]
-----------------------------------------
[*****]                     [*****]
-----------------------------------------
[*****]                     [*****]
-----------------------------------------
[*****]                     [*****]
-----------------------------------------
[*****]                     [*****]
-----------------------------------------
[*****]                     [*****]
-----------------------------------------
[*****]                     [*****]
-----------------------------------------
[*****]                     [*****]
-----------------------------------------
[*****]                     [*****]
-----------------------------------------
[*****]                     [*****]
                      ====================
[*****]                     [*****]
-----------------------------------------========================
Amendment No. 14                                     [*****]
=================================================================


     4.   Defined Terms.  All capitalized items in this Amendment, not otherwise
          -------------
defined herein, shall have the same meanings ascribed to them in the Contract.

     5.   Ratification and Affirmation. The Contract, as modified by the express
          ----------------------------
terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

     6.   Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, all of which taken together shall constitute the Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.

PURCHASER:                                  CONTRACTOR:
TEMPO SATELLITE, INC                        SPACE SYSTEMS/LORAL, INC.



By: _________________________________       By: ______________________________
    David P. Beddow, Vice President             C. P. DeWitt, Vice President
                                                Finance & Administration

                           CONFIDENTIALITY AGREEMENT

THIS AGREEMENT is made and entered into this 18 day of May, 1993, by and between PRIMESTAR PARTNERS and SPACE SYSTEMS/LORAL ("SS/L").

                                  WITNESSETH:
                                  -----------

In consideration of the mutual covenants and promises set forth herein, PrimeStar Partners and SS/L agree as follows:

1.   ACKNOWLEDGMENT of CONFIDENTIAL INFORMATION. PrimeStar Partners and SS/L
     ------------------------------------------
     (the "Parties") acknowledge and agree that CONFIDENTIAL INFORMATION is claimed to be proprietary to and a valuable trade secret of each of the Parties and that any unauthorized use thereof may cause irreparable harm and loss to such Party. "CONFIDENTIAL INFORMATION" means all information, documentation, terms, conditions and compensation arrangements disclosed in writing, or made available by one Party to the other, which is clearly marked as being confidential or proprietary, including, but not limited to, business, present and future plans, present and future products and policies of each Party.

     "CONFIDENTIAL INFORMATION" does not include information or documentation which (1) was acquired by a Party before the contemplated discussions and when such Party was under no obligation to keep such information confidential; (2) is or becomes publicly known through no wrongful act of a Party hereto; (3) is received from a third person or entity who is legally entitled to possession of such information; (4) is developed by a Party other than in the course of performance of contractual obligations under any contract between the Parties; or (5) was given orally, unless it is so designated at the time of disclosure and is summarized and identified as such in writing within thirty (30) days after disclosure.

2.   OBLIGATIONS OF NONDISCLOSURE. In consideration of the disclosure to each
     ----------------------------
     other of CONFIDENTIAL INFORMATION, the Parties agree to treat such CONFIDENTIAL INFORMATION in the same manner and degree of care as it would its own CONFIDENTIAL INFORMATION, and to undertake the following additional obligations with respect thereto:

     (a) to use CONFIDENTIAL INFORMATION only for the purposes of determining whether the Parties will pursue further negotiations, and in the performance of any subsequent contractual obligations, if any;

     (b) not to copy, in whole or in part, CONFIDENTIAL INFORMATION, except as required to review such information;

     (c)  to limit dissemination of CONFIDENTIAL INFORMATION to:

             (I)  SS/L                           PrimeStar
                  ----                           ---------

                  D.E. Collins                   David Beddow
                  W.R. Avellino                  Marc Evans
                  C.L. Thom                      John Cusick
                  E.M. Hunter                    Thad Mazurczyk
                  W.E. Schweickert
                  N.J. Barberis

            (ii) those of each Party's employees who have a need to know to perform the limited tasks set forth in item (a) above; and

           (iii) not to disclose CONFIDENTIAL INFORMATION outside of the receiving Party, other than to a Partys' attorneys or accountants or a Partys' related affiliates or individual partners as the case may be;

     (d) to return any written CONFIDENTIAL INFORMATION, including all copies and records thereof, to the disclosing Party upon request.

3.   SURVIVAL. The restrictions and obligations of Paragraph 2 of this Agreement
     --------
     shall survive any expiration, termination or cancellation of this Agreement or of any other agreement between the Parties, and shall continue to bind the Parties, their successors, heirs and assigns, for a period of three years from the date hereof.

4.   GOVERNING LAW. This Agreement shall be construed and enforced in accordance
     -------------
     with the laws of the State of Colorado.

5.   LEGALLY REQUIRED DISCLOSURE. If a Party of any of its representatives
     ---------------------------
     becomes legally compelled to disclose any of the CONFIDENTIAL INFORMATION, such Party agrees to provide the Party which provided the CONFIDENTIAL INFORMATION with prompt notice of such requirement and to cooperate with the Party which provided the CONFIDENTIAL INFORMATION in seeking to obtain a protective order or other arrangement pursuant to which the confidentiality of the CONFIDENTIAL INFORMATION is preserved. If such an order or arrangement is not obtained, the Party to which the CONFIDENTIAL INFORMATION is provided agrees that it and its representatives will disclose only that portion of the CONFIDENTIAL INFORMATION as is legally required.

6.   NO AGENCY.  Neither this Agreement nor the disclosure or receipt of
     ---------
     CONFIDENTIAL INFORMATION shall constitute or imply any promise or intention to enter into a partnership, agency or joint venture between the parties, to make or purchase any products or services by either party, or to make any commitment by either party with respect to the present or future marketing of any product or service.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives.

PRIMESTAR

By:_____________________
Name:___________________
Title:__________________
Date:___________________

SPACESYSTEMS/LORAL

By:_____________________
Name:Daniel E. Collins
     -------------------
Title:Executive Director
      ------------------
Date:18 May 1993
     -------------------